UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07458

                                   Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, Suite 303

                                   Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, Suite 303

                                         Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:   203-703-0600

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Tweedy, Browne Fund Inc.

Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)
TWEEDY, BROWNE VALUE FUND (TWEBX)
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

March 31, 2023

Tweedy, Browne Fund INC.

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II - Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2023

Investment Adviser’s Note (Unaudited)

PERFORMANCE

	Average Annual Total Returns For Periods Ending March 31, 2023
	1 YR	5 YR	10 YR	SINCE INCEPTION(3)
INTERNATIONAL VALUE FUND (INCEPTION 06/15/93)*	1.94%	4.28%	5.01%	8.43%
MSCI EAFE INDEX (HEDGED TO USD)†(1)(2)(3)	7.10	8.32	8.61	6.43
MSCI EAFE INDEX (USD)†(1)(2)(3)	-1.38	3.52	5.00	5.14
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (INCEPTION 10/26/09)*	1.99%	2.42%	3.61%	5.10%
MSCI EAFE INDEX (USD)†(1)(2)	-1.38	3.52	5.00	4.95
VALUE FUND (INCEPTION 12/08/93)*	1.74%	4.80%	5.62%	7.72%
MSCI WORLD INDEX (HEDGED TO USD)†(1)(3)(5)	-4.54	9.66	10.27	7.89
S&P 500 INDEX/MSCI WORLD INDEX (HEDGED TO USD)¶ †(1)(4)(5)	-4.54	9.66	10.27	8.58
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (INCEPTION 09/05/07)*	-2.30%	2.52%	4.03%	3.79%
MSCI WORLD INDEX (USD)†(1)(5)	-7.02	8.01	8.85	5.88
MSCI WORLD HIGH DIVIDEND YIELD INDEX (USD)†(1)(5)	-3.38	5.68	6.28	4.17

¶	S&P 500 Index (12/08/93-12/31/06)/MSCI World Index (Hedged to USD) (01/01/07-present)

	INTERNATIONAL VALUE FUND	INTERNATIONAL VALUE FUND II	VALUE FUND	WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
TOTAL ANNUAL FUND OPERATING EXPENSE RATIOS AS OF 03/31/2022	1.38% (gross); 1.34% (net)‡	1.37% (gross); 1.34% (net)§	1.39% (gross); 1.34% (net)§	1.48% (gross); 1.34% (net)§
TOTAL ANNUAL FUND OPERATING EXPENSE RATIOS AS OF 03/31/2023	1.40% (gross); 1.40% (net)‡	1.40% (gross); 1.40% (net)§	1.40% (gross); 1.40% (net)§	1.49% (gross); 1.39% (net)§
30-DAY STANDARDIZED YIELDS AS OF 03/31/2023	1.21% (Subsidized); 1.21% (Unsubsidized)	1.33% (Subsidized); 1.33% (Unsubsidized)	0.86% (Subsidized); 0.86% (Unsubsidized)	2.13% (Subsidized); 1.99% (Unsubsidized)

*

The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for the one–year, five-year, ten-year and since inception periods.

†

Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

‡

Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2024, to waive the International Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The performance data shown above would have been lower had fees not been waived during certain periods from May 22, 2020 onwards pursuant to this arrangement.

§

Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2024, to waive a portion of the International Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The International Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The Funds do not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

MARCH 31, 2023

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Investment Adviser’s Note (Unaudited)

INTERNATIONAL VALUE FUND

5-Year Rolling Average Annual Returns (calculated monthly)

June 30, 1993 through March 31, 2023

Out of 298 five-year measurement periods, International Value Fund has outperformed the MSCI EAFE Index (Hedged to USD) 186 times, or 62% of measured periods.

	FUND	INDEX
Down Market (Below 0%) - 65 Periods	4.12%	-3.26%
Fund beats Index in 97% of periods
Normal Market (0-10%) - 142 Periods	6.51%	5.73%
Fund beats Index in 49% of periods
Robust Market (Above 10%) - 91 Periods	13.60%	13.10%
Fund beats Index in 58% of periods

The above chart illustrates the five-year average annual rolling returns (calculated monthly) for the International Value Fund, net of fees and expenses, since June 30, 1993 (Fund inception: June 15, 1993), compared to the five-year average annual rolling returns for its benchmark, the MSCI EAFE Index (Hedged to USD) (the ‘Index’). The horizontal axis represents the returns for the Index, while the vertical axis represents the returns for the Fund. The diagonal axis is a line of demarcation separating periods of outperformance from periods of underperformance. Plot points above the diagonal axis are indicative of the Fund’s relative outperformance, while points below the diagonal axis are indicative of the Fund’s relative underperformance. Returns were plotted for three distinct equity market environments: a ‘down market’ (benchmark return was less than 0%); a ‘normal market’ (benchmark return was between 0% and 10%); and a ‘robust market’ (benchmark return was greater than 10%). There were 298 average annual rolling return periods between June 30, 1993 and March 31, 2023.

Past performance is no guarantee of future returns.

MARCH 31, 2023

… We’ve gone from the low-return world of 2009-21 to a full return world, and it may become more so in the near term. Investors can now potentially get solid returns from credit instruments, meaning they no longer have to rely as heavily on riskier investments to achieve their overall return targets. Lenders and bargain hunters face much better prospects in this changed environment than they did in 2009-21. And importantly, if you grant that the environment is and may continue to be very different from what it was over the last 13 years — and most of the last 40 years — it should follow that investment strategies that worked over those periods may not be the ones that outperform in the years ahead.

That’s the sea change I’m talking about.

Howard Marks, Oaktree Capital Management, Dec. 2022

TO OUR SHAREHOLDERS:

It probably comes as no surprise to you that given the tenor of our previous letters, we share legendary investor Howard Marks’ view that a “sea change” is likely afoot in our global economy and capital markets. While we are certainly not economists, or market soothsayers for that matter, we do believe that the Rubicon has finally been crossed with respect to the “zero-bound” economy of the last decade, and that we are not likely going back to zero/negative interest rates anytime soon.

The COVID-induced closing and re-opening of the global economy, the unprecedented and globally seemingly coordinated monetary and fiscal largesse of the last decade plus, together with Russian aggression in Ukraine combined to create a macro shock that in our humble view has led to a “reset” in our capital markets, which is ongoing as we write. The bill for this period of extraordinary speculative excess has likely come due, and payment would appear to be unfortunately taking the form of stubbornly persistent inflation and interest rates, which have spiked, and are likely to normalize higher for longer.

As we have mentioned in past letters, the “risk on” environment of the last decade, turbo charged by zero-to-negative interest rates around the globe, catered to passive investment strategies over active strategies; longer duration growth and technology stocks over value stocks; and US-based “big tech” equities over their foreign counterparts. If we are indeed right about the reset mentioned above (and God knows we could be wrong), an environment where interest rates normalize higher for longer is likely to favor active investment strategies over passive strategies, value stocks over their growth counterparts, and non-US-based equities over “big tech” US-based equities. Evidence of the reset abounds in increasing market volatility, the pullback of large cap indices over the last year, the collapse of the FAANGs, the rather severe correction in the performance of other more speculative technology stocks, the relative resurgence of more price driven investment strategies, and more recently, the outperformance of non-US equities. We believe it is also reflected in the performance of the Tweedy, Browne Funds over the last year, and for that matter since we began to see a rotation from growth to value stocks back in the fourth quarter of 2020. We suspect, but of course cannot know for sure, that if the past is indeed prologue, the knock-on performance impact of this reset is likely to persist for many years to come. After all, it took over 15 years for the NASDAQ Index to fully recover after the last tech bubble burst in 2000.

That said, the near-term investment environment remains fraught with uncertainty, and will likely continue to be challenging as market prices adjust to reflect the new economic realities. Nevertheless, we remain optimistic about our future, and for equity returns moving forward. While we are not unmindful of the current turmoil afflicting our economy and capital markets, we are intensely focused on taking full advantage of the fallout from this volatile environment. We believe it is an extraordinarily good time to be “mining” for value. As Warren Buffett has said on numerous occasions, a long-term consumer of equity securities should welcome pullbacks in equity markets, which may afford them the opportunity to buy interests in businesses at attractive prices. We absolutely concur. We would encourage our shareholders to buckle up for what could be a bumpy, but hopefully profitable time ahead for our style of investing. It would indeed appear that price matters again.

Investment Adviser’s Note (Unaudited)

PERFORMANCE

With the onset of the Ukrainian conflict late last February, capital markets faced a downturn, which carried on through much of the second quarter. This volatility was particularly felt in the more speculative parts of the market, and on a relative basis, more price sensitive equities gained significant ground against their more growth-oriented counterparts. Despite a rather impressive summer rally that saw US and international equity indices recover much of their declines, markets became turbulent once again in the late summer and early fall, as August inflation data offered little prospect of a long hoped for “Fed pivot.” By September quarter end, the S&P 500, the Dow Jones Industrial Average, the NASDAQ, and the MSCI EAFE Index had all broken through their prior market lows and were trading well into bear market territory. In October, global equities began a rebound that lasted for much of the 4th quarter and has continued on into 2023 as the news about inflation improved, renewing hopes for a Fed pivot and the possibility of a soft landing for the global economy. This more recent rally has favored technology stocks and non-US-based equities. As we write, the market continues to shrug off the recent failure of three banks and tremors related thereto as regulatory authorities once again have ridden to the rescue guaranteeing deposits and providing lending facilities to the banking industry at large. Needless to say, the last twelve months in our capital markets have been incredibly challenging as a host of macroeconomic concerns continue to threaten investor confidence.

During this apparent reset in our capital markets, the Tweedy, Browne Funds gained significant ground on more broadly based unhedged market indices as well as the MSCI World Index (Hedged to USD), and that is precisely what one would expect from more price sensitive investment vehicles in a volatile, risk-challenged investment environment. On an absolute basis, all four funds finished the fiscal year either modestly in the black, or modestly in the red in the case of the Worldwide High Dividend Yield Value Fund. Three out of our four funds bested their respective benchmarks during the period. While our flagship International Value Fund underperformed its hedged benchmark during the period by 516 basis points, it outperformed the more broadly recognized unhedged MSCI EAFE Index by 332 basis points net of fees and expenses. The Fund’s underperformance relative to the hedged benchmark was largely related to the Fund’s policy of hedging only perceived foreign currency exposure (whereas the benchmark is 100% nominally hedged on a monthly basis). That said, hedging perceived foreign currency exposure continued to provide significant protection for our hedged funds against return dilution from declining foreign currencies, and that was critically important given that the pound, the yen, and the euro consistently declined relative to the US dollar for much of the period. While these currencies have since recovered somewhat, in the fall of 2022, all three of these major currencies were trading at multi-decade lows against the US dollar.

We are hopeful that the ongoing volatility associated with the apparent reset from the last ten-plus years of market excess will continue to favor more price sensitive investment strategies such as those practiced by our Funds, and that, over time, the Funds’ three, five, and ten year annualized performance figures will recover from the challenges posed by the excesses of the zero-bound speculative era.

MORNINGSTAR CATEGORY RANKINGS | INTERNATIONAL VALUE FUND

PERIODS ENDING 03/31/2023
	1 YEAR	5 YEARS	10 YEARS	15 YEARS	20 YEARS
Percentile Rank:	Top 25%	Top 12%	Top 18%	Top 2%	Top 14%
TBGVX	out of	out of	out of	out of	out of
Total Funds in Category	365	307	191	120	67

Morningstar has ranked the International Value Fund among its peers in the Foreign Large Value Category. Percentile rank in a category is the Fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. The “out of” number represents the total number of funds in the category for the listed time period. Percentile rank in a category is based on total returns, which include reinvested dividends and capital gains, if any, and exclude sales charges. Rankings may have been lower had fees not been waived from May 22, 2020 onwards. The preceding performance data represents past performance and is not a guarantee of future results.

MARCH 31, 2023

PORTFOLIO ATTRIBUTION & POSITIONING

Please note that the individual companies discussed herein were held in one or more of the Funds during the fiscal year ending March 31, 2023, but were not necessarily held in all four of the Funds.

It was quite a roller coaster ride for global equities over the last fiscal year. Markets ratcheted down in the first half of the year largely as a result of supply chain constraints coupled with rapidly rising inflation and interest rates, and fears that tightening financial conditions could possibly result in a severe recession. Declines were led largely by the “big tech” technology companies and more speculative issues while gains occurred in more traditional value sectors including industrials, energy, financials, and consumer staples. However, as the news about inflation improved somewhat in the second half followed by declines, albeit modest, in the level of interest rates, global equity markets began to perk up, buoyed at least in part by renewed confidence in the tech sector, and less concern about a possible severe recession. In fact, over the last month, the markets demonstrated a great deal of resilience, shrugging off a number of bank failures in the US and abroad. It remains to be seen if such confidence is warranted in light of rather full equity valuations, particularly in the tech sector, and inflation that is proving to be quite stubborn.

The performance of the Tweedy Funds over the last year, while generally better than their unhedged market indices, was not immune from the markets’ ups and downs. Despite the uptick in markets of late, the volatility of the last year proved to be challenging for most sectors, industry groups, countries and individual securities.

In our view, the majority of companies in the Funds’ portfolios continued to make underlying financial progress independent of their stock prices, with underlying corporate earnings holding up fairly well; however, profit margins at many of them began to come under some pressure due to rising inflationary and supply-induced input costs. Some of the decline incurred by certain Fund holdings was no doubt also tied to a contraction in valuation multiples in the face of rising interest/discount rates as opposed to just deteriorating fundamentals.

The Funds generally remain diversified by issue, country, industry group and by market capitalization. On the whole, it was the Funds’ aerospace & defense, machinery, oil & gas, beverage, and chemical holdings that were some of the more significant positive contributors to the Funds’ results during the period. This included strong returns from companies such as Safran, BAE Systems, TotalEnergies,

Krones, Coca-Cola FEMSA, and Kemira, among a host of other industrial companies. In contrast, a number of the Funds’ pharmaceutical, interactive media, food, and diversified financial services holdings took it on the chin, with the hardest hit taken by companies such as Roche, GSK (GlaxoSmithKline), Alphabet (Google), Alibaba, Nestlé and Berkshire Hathaway, among a host of others. From a geographic perspective, the Funds’ best returns came from their European holdings (France, Sweden, Germany, the UK, Italy, and the Netherlands) where a mild winter relieved some of the pressure on energy prices. In contrast, many of the Funds’ US-based holdings, and a number of their Asian holdings proved to be a disappointment. In addition to Berkshire and Alphabet mentioned above, other poorly performing US securities included Cisco Systems, FMC, and Johnson & Johnson. A number of Hong Kong, Chinese, and Korean companies also produced disappointing results including CK Hutchison, Alibaba and Samsung Electronics.

With market volatility persisting for most of the last year, we continued to remain active, establishing a significant number of new positions in our Funds. We also added to a number of positions during the period.These new positions, which consisted primarily of smaller- and medium-sized companies, were, for the most part also significant positive contributors to the Fund’s performance.

On the sell side, we sold the bulk of our Funds’ remaining shares of BASF, the German-based chemical company; 3M, the US-based manufacturer of consumer brands; Astellas Pharma, the Japanese pharmaceutical company, GSK (GlaxoSmithKline), the UK-based pharmaceutical company; and Bollore, the French-based holding company with interests in transportation, logistics, and media. The stock prices of these businesses had either reached our estimates of underlying intrinsic values, or had been compromised in some way by virtue of declines in our estimates of their underlying intrinsic values and future growth prospects. In other instances, we trimmed back positions to make room for new additions or to generate losses, which could be used to offset realized gains.

Last fall, in our semi-annual letter to shareholders, we discussed becoming active in one of our Funds’ holdings, Bachoco, a Mexican poultry company. We had argued aggressively against a proposed voluntary tender offer by the Robinson Bours family, which we viewed as well below intrinsic value, unfairly benefitting the family at the expense of minority shareholders. We made numerous efforts to put pressure on the controlling family through the

Investment Adviser’s Note (Unaudited)

press and combined efforts with other shareholders in hopes of achieving a better outcome. However, we unfortunately must report that our efforts were to no avail. The family moved forward with their voluntary tender offer, and we were left with two bad options: be forced to embrace, in our view, a low-ball offer and tender our shares well below our estimates of their fair value; or not tender, and face even less liquidity in an already thinly traded stock. We reluctantly decided to take option one and tendered our shares at the last minute. While the returns we earned in Bachoco were positive, we felt we were forced to leave a lot of money on the table in terms of potential foregone value. Other than the Bachoco outcome, there was little else to report in terms of material risk or opportunity on the ESG front since our last communication. Rest assured we remain committed to carefully evaluating any material risks or opportunities that ESG issues we identify may pose to our estimates of the future compound of the underlying intrinsic values of our Funds’ portfolio holdings. Our approach to ESG has always been, and will continue to be, aligned with our fiduciary obligations and our goal to seek to provide the best risk-adjusted returns to our shareholders, consistent with the Funds’ investment objectives and strategies.

As we have mentioned in past reports, our Tweedy Fund portfolios contain a diversified mix of what we believe to be high quality companies that we often refer to as better businesses; more cyclical, asset-rich enterprises whose fortunes ebb and flow to a certain extent with the economy; and smaller positions in a number of companies with compelling statistical profiles that we classify as statistical bets. Insider buying is often a factor in this segment of the portfolio, which we have often referred to as the underwriting component, since it is metaphorically akin to the way an insurance company uses statistics and diversification to “underwrite” risk. When we are asked by prospective clients what makes us different, it is this mosaic of value that, in our view, distinguishes our approach from most of our competitors. (Diversification does not guarantee a profit and does not protect against a loss in a declining market.)

FINANCIAL SUBURBANS

The better business component of the portfolio often includes companies that we believe have demonstrable and durable competitive advantages that should allow those companies to earn above-average returns on their invested capital. At times, we have referred to these types of companies as “financial Suburbans,” i.e., businesses that we believe can withstand virtually any economic headwinds or accidents that come their way. They are ideal candidates for purchase but, unfortunately, they rarely trade at compelling discounts from conservative estimates of underlying intrinsic value. Pricing opportunities in these companies often occur only in severe market downturns when investor fear is rampant. But when they do appear, we pounce. Higher confidence levels in these businesses often allow us to take larger position sizes at purchase. And once purchased, we can often own them for very long holding periods, sometimes for decades, as they have had an uncanny ability to steadily compound their intrinsic value over long measurement periods at levels that allow for continued collateralization of their stock prices.

Nevertheless, clients and consultants often ask why our portfolios continue to hold meaningful positions in companies such as Nestlé, Heineken, and Diageo, among others, which we have owned for multiple decades. After all, these “better business compounders” are not always cheap and are not typical “value stocks” for much of the time. So why do we own them, and why are they an important part of what we do?

In our opinion, all three of these companies have solid business models that are propelled by a global presence and brand positions that competitors find difficult to fight with. They tend to sell many low-priced items rather than a few big-ticket items, and we think there is safety in that. It’s generally easier to splurge on a bottle of Heineken or a Nestlé Nespresso pod than on a new BMW. Consumer identification with their brands is strong, and they have scale in production and advertising, as well as distribution power. Another important element is that they appear to have been able to absorb input price inflation much more comfortably than competitors with weaker or no brands, and lower margins. Typically, raw materials are a much larger part of total costs for their weaker and non-branded competitors. People appear to be willing to pay up for these brands. In addition, in our experience, as a consumer’s income goes up, there is a tendency to upgrade to “better” brands. Premiumization is a big long-term trend in all three of these businesses. The reasons why people pay up for brands are many — perceptions of better quality, aspiration, status and social signaling, among others. These companies have been hawks when it comes to keeping their brands connected with the consumer, and assuring that they remain relevant and interesting. For example, Nestlé continues to “reinvent” coffee. They have turned Nespresso into a luxury product, and are working hard to keep their coffee products connected to a younger audience. Diageo,

MARCH 31, 2023

similarly, has focused its attention on younger consumers, in an effort to increase their knowledge and appreciation of cocktails, mixers, and premium spirits. If you want to impress guests and/or feel good about yourself, as aspiring, rising income consumers are often want to do, purchasing a premium bottle of tequila or whiskey may be a small price to pay to “keep up with the Joneses.” The additional outlay may appear even smaller when the premium spirit is being consumed on a per drink basis.

We have also found, through experience, that there is often economic protection in brands. These kinds of companies generally charge more for branded products and, in turn, produce higher gross margins that afford them room to maneuver through difficult economic times. Branded consumer products companies often produce high returns on their invested capital (the money they invest into their businesses). In our view, they have been unusually focused on doing their best to drive the value of company shares over the long term. In some cases, this value growth has been enhanced further by intelligent share buybacks. Finally, the less knowable factor that can further drive (but also detract from) value growth is acquisitions. We follow merger and acquisition (M&A) activity closely as bad and/or expensive acquisitions can sometimes destroy value. We take some comfort in the notion that these types of companies are typically very large, and that when they do on occasion become acquisitive, the transactions are generally smaller in scope, and therefore mathematically less likely to impair or materially affect value and value creation. The risk of overpayment for an ill-advised acquisition is, in our opinion, not likely to cause the ship to go radically off course.

While overall, we believe companies like Nestlé, Diageo, and Heineken are very attractive assets, it doesn’t necessarily mean they are cheap stocks offering above-average odds of making good returns by buying them blindly at any point in time. And so we reiterate, like broken records: it is all about price. We try to buy stocks like these when their valuations in the market reflect significant discounts from M&A deals for similar companies. As previously mentioned, entry point pricing opportunities in companies like these are extremely rare. We would analogize it to the chance of stumbling on a family of snow leopards in the wild. On those few and far between occasions when we believe they are trading cheap, lower stock prices are often the result of bad news, a major breakdown in the stock market, or some other Black Swan event. In those circumstances, we remain laser-focused in our analysis of valuation and the risk of franchise impairment. We ponder if what we are seeing is just the fashion or delusion of the day or a more secular structural change. If we think only short term, non-structural considerations are driving a share price down, we may buy or add. Then we sit and wait and, hopefully, our Fund shareholders will enjoy the fruits of the investment. We believe these types of investments have at least two engines — one being growth in the intrinsic value of the shares our Funds own and the other one being the closing of the valuation gap that we identified at purchase (from cheap to what-you-would-expect-for-a-business-of-that-caliber). A share buyback executed at low prices can often be the third engine that helps to drive value and the share price over the longer term.

All of the above factors, together with the relative stability of the value compound over time, often leads to long holding periods in these stocks. When, in our view, the valuation gap closes (or is more than closed), as market conditions warrant, we may reduce the position in the stock, incrementally taking money off the table, hoping that one day we’ll be able to add to the position cheaply again. Our work in the meantime is to monitor company developments, industry trends, and M&A deals and continue paying close attention to price versus fundamental value.

As is apparent, these stocks continue to play an important role in our Fund portfolios. If this were a discussion about electricity generation, we’d call these stocks “base-loaders” because they tend to be, in our view, large, reliable, and weather-proof. Although they may not offer the very best prospect of outsized returns at given points in time, in our experience they generally tend to come into their own over time. And, when the chips are down, both in the stock market and in the economy, they often provide meaningful ballast. This quality matters to us in trying to protect your capital in weaker markets and grow your capital over the longer term.

FINAL THOUGHTS

Capitalism without failure is like religion without sin. It doesn’t work.

•	Allan Meltzer, former Federal Reserve historian and acting member of the Council of Economic Advisors

As we write, we find ourselves once again in a period of great economic uncertainty and periodic financial instability. The performance of our capital markets over the last year, plagued by stubborn and pernicious inflation and spiking interest rates, at times, resembled the proverbial “slow train wreck.” While the COVID-induced opening and closing of the world economy, and the Ukraine War

Investment Adviser’s Note (Unaudited)

have played no small role in this calamity, identifying the ultimate culprit for the turmoil we find ourselves in today requires a somewhat more nuanced analysis. Borrowing from Shakespeare, “the fault dear Brutus” would appear to lie with the well-intended, but ill-advised, zero-bound monetary policies put in place by policy makers to spur economic growth and to help support our financial markets post the 2008 financial crisis. The past decade-plus of easy — let us rephrase that — almost free money, has spawned a whole host of unintended consequences, not the least of which, are fragility in our capital markets, precious little organic growth, low levels of productivity in our workforce, and disparities of wealth and income, which in turn have ignited a dangerous populism threatening democratic institutions at home and abroad. We realize this is quite a mouthful, but low interest rates are a powerful elixir. Negative interest rates, in our view, create moral hazard on steroids.

While we are certainly not economists at Tweedy, Browne, Allan Meltzer’s observation in the quote above, at least to us, has a ring of truth to it. An appropriate colloquial corollary thereto might be “no pain, no gain.” If the economy and financial markets are not allowed to face painful fallout from competitive market discipline from time to time, they can become weak and vulnerable to Black Swan events such as pandemics and foreign wars. One of our worthy competitors, Tom Russo, has often remarked that the measure of a great company is its “capacity to suffer.” We believe fervently that having to face the discipline of the market is good for business and the economy. In our view, investors develop a better understanding between risk and return when they have to confront periodic hardship. The seemingly endless interventions of central bankers around the world over the last decade to keep rates at the zero bound essentially freed investors from the requirement to pay much, if any, attention to the value they received versus the price they paid for risk assets. Zombie companies, meme stocks, crypto currencies, special purpose acquisition companies (SPACs), technology unicorns, boom and bust cycles, and the buildup of massive leverage in our financial markets are just a few of the side effects associated with the periodic palliative care offered up by our well-intentioned regulators. We at Tweedy often long for the return of market discipline and the periodic financial cleansing afforded by the rolling recessions that in the past were a natural part of the good old business cycle. Attempts by policy makers to sort through endless amounts of data and engage in financial engineering in an effort to try to eradicate it, are, in our view, often counterproductive and, at times, fraught with peril. With the Fed at a crossroads of late, having to periodically face

Hobbesian choices between supporting market stability (bank failures) and battling persistent inflation, the need to address the folly of past policy may finally be upon us. In this respect, we remain hopeful that a “sea change” is indeed likely afoot in our economy and in our capital markets.

So where does that leave us? We do not want to appear giddy or unduly optimistic, but these are the moments in markets that get value investors “chomping at the proverbial bit.” While it remains unclear whether markets, as of yet, have adequately adjusted to reflect the new economic realities, we do not see the world in some state of terminal economic decline. As Bruce Greenwald, the former long-time director of the Heilbrunn Center for Graham & Dodd Investing at Columbia Business School, and a shrewd investor in his own right, pointed out at a Columbia Business School value conference almost a decade ago, “the apocalyptic view is almost never justified.” Our perspective is to continually ask ourselves where we are likely to be over the next three to five years. Viewed through that lens, we are very excited about what the Funds own and the new investment opportunities that have become available to them in this turbulent period. Moreover, we are reassured by our belief that many of the businesses the Funds own are adaptive, competitive organizations with financial and human resources that should allow them to adjust to changing circumstances and markets. If we are right about the apparent reset in our capital markets, the days ahead may very well continue to favor our style of investing.

Thank you for your continued confidence and trust.

Sincerely,

Roger R. de Bree, Andrew Ewert,

Frank H. Hawrylak, Jay Hill, Thomas H. Shrager,

John D. Spears, Robert Q. Wyckoff, Jr.

INVESTMENT COMMITTEE

Tweedy, Browne Company LLC

May 2023

MARCH 31, 2023

NOTES

1.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. The Funds are actively managed, unlike the indexes, and consist of securities that vary widely from those included in the indexes in terms of portfolio composition, country and sector allocations, and other metrics. Hedged indexes are included to illustrate how the stocks that are components of the hedged indexes would have performed in their local currencies for a US dollar investor. The hedged indexes are fully nominally hedged on a monthly basis, whereas the International Value Fund and the Value Fund only hedge their perceived currency exposure where practicable. Tweedy, Browne applies a different hedging methodology than the hedged indexes. Index results are shown for illustrative purposes only.

2.

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a US dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

3.

Inception dates for the International Value Fund, International Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the International Value Fund reflects performance from May 31, 1993, the closest month end to the International Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

4.

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-US securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of US large capitalization stocks.

5.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a US dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a US dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Portfolio holdings are subject to change at any time without notice and may not be representative of a Fund’s current or future investments.

The Dow Jones Industrial Average is a stock market index that tracks 30 large, publicly-owned blue-chip companies trading on the New York Stock Exchange (NYSE) and Nasdaq.

The NASDAQ Composite Index is a stock market index that includes all equity securities listed on the Nasdaq Stock Market, including common stocks, ordinary shares, American depositary receipts (ADRs), units of real estate investment trusts (REITs) and publicly traded partnerships, as well as tracking stocks.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this letter, are not intended as a forecast or a guarantee of future results, or investment advice and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks, which are more pronounced in emerging markets, include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-US countries. In addition, the securities of small, less well-known companies may be more volatile than those of larger companies. Force majeure events such as pandemics, political upheaval and natural disasters are likely to increase the risks inherent in investments and could have a broad negative impact on the world economy and business activity in general. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market.

The performance results reflected herein are over the course of many years and reflect multiple market cycles and varying geopolitical, market and economic conditions. Past performance is no guarantee of future results.

Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds. All investments are subject to risk including the possible loss of principal. There is no assurance that a Fund will achieve its investment objective.

Investment Adviser’s Note (Unaudited)

Although the practice of hedging perceived foreign currency exposure, where practicable, utilized by the Tweedy, Browne International Value Fund and the Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the US dollar declines against the currencies in which the Funds’ investments are denominated and may impose costs on the Funds. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, a Fund’s hedges are expected to approximate, but will generally not equal, the Fund’s perceived foreign currency risk. Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although US Treasuries are backed by the full faith and credit of the US Government.

DEFINITIONS

Price/Earnings (or P/E) ratio is a comparison of the company’s closing stock price and its trailing 12-month earnings per share.

Price/Book Value (or P/BV) is the ratio of the market value of a company’s shares to the value of the company’s assets as expressed on its balance sheet.

P/E Forward is calculated by dividing the price on calculation date (i.e., September 30, 2022) by the 12-month forward EPS estimate derived on a rolling basis from the consensus of analysts’ earnings estimates for the next fiscal year.

Return On Equity (or ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity.

Enterprise Value (or EV) is a measure of a company’s total value (market value of common stock + market value of preferred equity + market value of debt + minority interest – cash and investments).

Earnings Before Interest and Tax (or EBIT) is an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

Earnings Before Interest, Taxes and Amortization (or EBITA) is used to gauge a company’s operating profitability (earnings before tax + interest expense + amortization expense).

Earnings Before Interest, Taxes, Depreciation and Amortization (or EBITDA) is used to gauge a company’s operating profitability, adding back the non-cash expenses of depreciation and amortization to a firm’s operating income (EBIT + depreciation + amortization expense).

EBITDA Margin is a measure of a company’s operating profit as a percentage of its revenue.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. There is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Content reproduced from Morningstar is ©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/ SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc. You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. The prospectus should be read carefully before investing.

Expense Information (Unaudited)

A shareholder of the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2022 to March 31, 2023.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22 – 3/31/23	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22 – 3/31/23	Annualized Expense Ratio
International Value Fund	$1,000.00	$1,173.70	$7.59	$1,000.00	$1,017.95	$7.04	1.40%
International Value Fund II – Currency Unhedged	$1,000.00	$1,247.90	$7.85	$1,000.00	$1,017.95	$7.04	1.40%
Value Fund	$1,000.00	$1,191.40	$7.65	$1,000.00	$1,017.95	$7.04	1.40%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,217.80	$7.52	$1,000.00	$1,018.15	$6.84	1.36%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), divided by 365 (to reflect the one-half year period).

Tweedy, Browne International Value Fund

Portfolio Highlights as of March 31, 2023 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne International Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/23

Average Annual Total Returns – For Periods Ended March 31, 2023

	Tweedy, Browne International Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	1.94%	7.10%	-1.38%
5 Years	4.28	8.32	3.52
10 Years	5.01	8.61	5.00
Since Inception (6/15/93)	8.44	6.43	5.14
Total Annual Fund Operating Expense Ratio as of 3/31/22, as disclosed in the Fund’s most recent prospectus: 1.38% (gross), 1.34% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/23: 1.40% (gross), 1.40% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2024, to waive the International Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The Fund’s performance would have been lower had fees not been waived from May 22, 2020 to March 31, 2023.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne International Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2023

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne International Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2023

Shares		Value*

COMMON STOCKS—94.2%

	Belgium—0.9%
926,488	Fagron NV	$15,856,440
552,008	KBC Group NV	37,997,094

		53,853,534

	Canada—2.0%
251,390	Lassonde Industries, Inc., Class A(a)	19,377,844
1,124,700	National Bank of Canada	80,337,495
694,973	Winpak, Ltd.	22,045,436

		121,760,775

	China—5.0%
6,558,340	Alibaba Group Holding, Ltd.(b)	83,064,100
4,349,576	Baidu, Inc., Class A(b)	81,951,050
41,516,695	Dali Foods Group Co., Ltd.	17,309,843
3,734,350	Haitian International Holdings, Ltd.	9,680,093
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	6,911,649
1,485,150	Tencent Holdings, Ltd.	72,577,814
15,974,780	Uni-President China Holdings, Ltd. .	16,111,572
22,047,485	WH Group, Ltd.	13,143,457

		300,749,578

	Czech Republic—0.0%(c)
2,800	Philip Morris CR a.s.	2,283,133

	Finland—0.7%
2,365,373	Kemira Oyj	41,748,025

	France—10.5%
112,219	Alten SA	17,951,260
2,128,017	Rubis SCA	57,044,307
1,647,635	Safran SA	244,348,968
2,895,521	SCOR SE	65,954,574
1,527,083	Tarkett SA(b)	20,672,377
3,831,330	TotalEnergies SE	226,315,688

		632,287,174

	Germany—9.2%
203,190	Brenntag SE	15,318,808
2,644,654	Deutsche Post AG, Registered	124,086,798
2,540,809	Fresenius SE & Co., KGaA	68,733,473
1,682,955	Henkel AG & Co., KGaA	122,649,662
615,949	Krones AG	72,987,361
42,354	KSB SE & Co., KGaA	26,136,806
254,527	Muenchener Rueckversicherungs AG, Registered	89,151,763
537,857	Norma Group SE	12,733,328
65,633	Rheinmetall AG	19,478,761

		551,276,760

	Hong Kong—1.5%
7,421,500	CK Hutchison Holdings, Ltd.	45,913,913
25,880,073	Emperor Entertainment Hotel, Ltd.(b)	1,879,202
5,542,142	Great Eagle Holdings, Ltd.	11,137,121
12,583,508	Hang Lung Group, Ltd.	22,216,835
2,005,065	Johnson Electric Holdings, Ltd.	2,276,403
59,000	Miramar Hotel & Investment	89,266
10,402,578	TAI Cheung Holdings, Ltd.	5,459,732

		88,972,472

Shares		Value*

	Italy—2.3%
821,145	Buzzi Unicem SpA	$19,966,206
4,365,000	SOL SpA	116,854,881

		136,821,087

	Japan—3.6%
891,970	ADEKA Corp.	15,236,407
1,001,300	Fuji Seal International, Inc.	11,419,084
527,550	Fuso Chemical Co., Ltd.	15,039,006
57,600	Konishi Co., Ltd.	833,688
3,363,180	Kuraray Co., Ltd.	30,860,355
872,350	Mitsubishi Gas Chemical Co., Inc.	12,949,698
1,368,360	Nabtesco Corp.	33,576,712
820,800	NGK Spark Plug Co., Ltd.	16,944,544
578,745	Nifco, Inc.	16,416,261
470	Nihon Kohden Corp.	12,723
164,400	Nippon Kanzai Co., Ltd.	3,359,892
104,825	Okamoto Industries, Inc.	3,141,109
100,000	Shizuoka Gas Co., Ltd.	866,752
1,284,760	Sumitomo Heavy Industries, Ltd.	31,430,711
271,950	Taikisha, Ltd.	7,553,689
588,565	Transcosmos, Inc.(b)	13,937,034
164,305	YAMABIKO Corp.	1,633,085

		215,210,750

	Mexico—2.2%
1,357,016	Coca-Cola FEMSA SAB de CV, Sponsored ADR	109,199,077
9,067,593	Megacable Holdings SAB de CV	23,151,088

		132,350,165

	Netherlands—3.3%
2,160,839	Heineken Holding NV	198,609,497

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	5,150,033

	Singapore—5.0%
5,536,500	DBS Group Holdings, Ltd.	137,776,441
7,345,990	United Overseas Bank, Ltd.	164,918,439

		302,694,880

	South Korea—1.7%
160,642	Binggrae Co., Ltd.	5,141,499
131,339	Kangnam Jevisco Co., Ltd.	2,174,807
998,776	LG Corp.	63,598,310
607,727	LX Holdings Corp.	3,986,735
618,300	Samsung Electronics Co., Ltd.	30,575,530

		105,476,881

	Sweden—5.6%
704,365	Autoliv, Inc.	65,759,516
9,470,920	Husqvarna AB, Class B	82,280,583
3,801,500	SKF AB, Class B	74,946,066
3,901,988	Trelleborg AB, Class B	111,157,988

		334,144,153

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2023

Shares		Value*

	Switzerland—13.3%
142,761	Coltene Holding AG, Registered	$11,263,787
2,535,079	Nestlé SA, Registered	309,577,310
80	Neue Zuercher Zeitung AG(b)	645,832
1,284,801	Novartis AG, Registered	118,149,332
68,178	Phoenix Mecano AG(a)	28,783,106
539,210	Roche Holding AG	154,311,387
429,703	TX Group AG	50,405,961
262,041	Zurich Insurance Group AG	125,762,144

		798,898,859

	United Kingdom—15.2%
4,003,983	Babcock International Group plc(b)	14,825,624
16,699,941	BAE Systems plc	202,471,498
11,193,030	CNH Industrial NV	171,574,456
5,296,459	Diageo plc	236,925,362
1,719,755	Grafton Group plc	18,879,414
1,968,375	Howden Joinery Group plc	17,035,247
5,273,360	Inchcape plc	50,665,767
15,698,026	Johnson Service Group plc	23,757,625
17,304,144	Lookers plc	17,608,668
552,920	Unilever plc	28,673,831
2,283,205	Unilever plc (Ordinary Shares)	118,586,820
16,292,379	Vertu Motors plc	12,078,487

		913,082,799

	United States—12.1%
1,509,760	Alphabet, Inc., Class A(b)	156,607,405
454,640	Alphabet, Inc., Class C(b)	47,282,560
418	Berkshire Hathaway, Inc., Class A(b)	194,620,800
546,465	Cisco Systems, Inc.	28,566,458
687,282	FMC Corp.	83,937,750
2,589,316	Ionis Pharmaceuticals, Inc.(b)	92,542,154
787,517	Johnson & Johnson	122,065,135

		725,622,262

TOTAL COMMON STOCKS (Cost $3,054,013,385)		5,660,992,817

PREFERRED STOCKS—0.6%

	Chile—0.4%
11,044,000	Embotelladora Andina SA, Class A	23,188,475

	Croatia—0.2%
166,388	Adris Grupa DD	9,963,556

TOTAL PREFERRED STOCKS (Cost $35,290,988)		33,152,031

Shares		Value*

REGISTERED INVESTMENT COMPANY—3.5%
212,638,272	Dreyfus Treasury Securities Cash Management – Institutional Shares 4.43%(d) (Cost $212,638,272)	$212,638,272

Face Value

U.S. TREASURY BILL—1.7%
$100,000,000	4.132%(e) due 04/13/2023 (Cost $99,866,167)	99,875,347

INVESTMENTS IN SECURITIES (Cost $3,401,808,812)	100.0%	6,006,658,467

UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.5)	(31,917,080)

OTHER ASSETS AND LIABILITIES (Net)	0.5	32,482,549

NET ASSETS	100.0%	$6,007,223,936

*	See Note 2 in Notes to Financial Statements.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(b)	Non-income producing security.
(c)	Amount represents less than 0.1% of net assets.
(d)	Rate disclosed is the 7-day yield at March 31, 2023.
(e)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Sector Diversification

March 31, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	21.6%
Beverage	9.1
Pharmaceuticals, Biotechnology & Life Sciences	8.1
Insurance	7.9
Banks	7.0
Software & Services	6.5
Food	6.3
Materials	6.3
Household & Personal Products	4.5
Energy	3.8
Consumer Discretionary Distribution & Retail	2.7
Transportation	2.1
Automobiles & Components	1.7
Health Care Equipment & Services	1.6
Technology Hardware & Equipment	1.5
Media	1.2
Utilities	1.0
Commercial Services & Supplies	0.7
Real Estate Management & Development	0.6
Tobacco	0.0 *
Consumer Services	0.0 *

Total Common Stocks	94.2
Preferred Stocks	0.6
Registered Investment Company	3.5
U.S. Treasury Bill	1.7
Unrealized Depreciation on Forward Contracts	(0.5)
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

March 31, 2023 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2023

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
36,000,000	Great Britain Pound Sterling	JPM	7/17/23	$40,867,200	$44,599,589	$3,732,389
110,000,000	Hong Kong Dollar	SSB	4/28/23	14,050,236	14,033,605	(16,631)
500,000,000	Mexican Peso	BNY	4/5/23	27,727,714	27,664,686	(63,028)
200,000,000	Swedish Krona	NTC	4/5/23	19,315,609	19,292,748	(22,861)

TOTAL				$101,960,759	$105,590,628	$3,629,869

FORWARD EXCHANGE CONTRACTS TO SELL(a)
28,000,000	Canadian Dollar	NTC	8/31/23	$(21,634,485)	$(20,740,318)	$894,167
22,000,000	Canadian Dollar	NTC	12/8/23	(16,356,269)	(16,318,421)	37,848
50,000,000	Canadian Dollar	SSB	12/28/23	(36,931,031)	(37,097,181)	(166,150)
27,500,000	Canadian Dollar	NTC	3/28/24	(20,163,138)	(20,428,635)	(265,497)
7,000,000,000	Chilean Peso	JPM	12/28/23	(7,647,766)	(8,613,545)	(965,779)
10,500,000,000	Chilean Peso	SSB	3/28/24	(12,396,694)	(12,831,444)	(434,750)
550,000,000	Chinese Yuan	JPM	8/31/23	(81,309,226)	(81,057,726)	251,500
200,000,000	Chinese Yuan	SSB	1/23/24	(30,293,391)	(29,710,602)	582,789
220,000,000	Chinese Yuan	JPM	1/26/24	(33,264,285)	(32,686,558)	577,727
800,000,000	Chinese Yuan	JPM	2/23/24	(119,394,075)	(119,026,612)	367,463
60,000,000	European Union Euro	SSB	4/12/23	(66,982,800)	(65,230,852)	1,751,948
50,000,000	European Union Euro	BNY	5/15/23	(54,239,500)	(54,462,340)	(222,840)
50,000,000	European Union Euro	NTC	5/26/23	(53,785,750)	(54,497,880)	(712,130)
75,000,000	European Union Euro	BNY	5/30/23	(81,167,250)	(81,771,075)	(603,825)
75,000,000	European Union Euro	BNY	6/23/23	(80,244,750)	(81,874,995)	(1,630,245)
210,000,000	European Union Euro	SSB	12/1/23	(221,397,750)	(230,820,590)	(9,422,840)
65,000,000	European Union Euro	SSB	12/8/23	(68,787,550)	(71,462,867)	(2,675,317)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2023

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL (a) (continued)
100,000,000	European Union Euro	NTC	12/8/23	$(105,792,500)	$(109,942,872)	$(4,150,372)
80,000,000	European Union Euro	NTC	4/9/24	(88,336,000)	(88,341,148)	(5,148)
120,000,000	Great Britain Pound Sterling	JPM	7/17/23	(145,050,000)	(148,665,296)	(3,615,296)
75,000,000	Great Britain Pound Sterling	NTC	8/3/23	(90,948,375)	(92,931,450)	(1,983,075)
90,000,000	Great Britain Pound Sterling	NTC	8/14/23	(110,088,900)	(111,529,887)	(1,440,987)
75,000,000	Great Britain Pound Sterling	NTC	9/15/23	(86,133,750)	(92,971,034)	(6,837,284)
65,000,000	Great Britain Pound Sterling	JPM	10/2/23	(73,561,800)	(80,587,298)	(7,025,498)
310,000,000	Hong Kong Dollar	SSB	4/28/23	(39,687,112)	(39,549,250)	137,862
300,000,000	Hong Kong Dollar	NTC	5/4/23	(38,369,305)	(38,284,553)	84,752
50,000,000	Hong Kong Dollar	NTC	6/15/23	(6,407,258)	(6,392,213)	15,045
140,000,000	Hong Kong Dollar	BNY	8/31/23	(17,902,543)	(17,941,738)	(39,195)
1,100,000,000	Japanese Yen	JPM	5/19/23	(9,716,370)	(8,326,598)	1,389,772
5,800,000,000	Japanese Yen	JPM	8/10/23	(51,309,271)	(44,430,738)	6,878,533
4,500,000,000	Japanese Yen	JPM	9/1/23	(40,064,103)	(34,580,913)	5,483,190
3,000,000,000	Japanese Yen	BNY	9/22/23	(26,012,312)	(23,123,600)	2,888,712
3,200,000,000	Japanese Yen	SSB	12/11/23	(25,332,288)	(24,940,339)	391,949
3,450,000,000	Japanese Yen	SSB	2/8/24	(27,933,458)	(27,110,786)	822,672
500,000,000	Mexican Peso	BNY	4/5/23	(23,084,878)	(27,664,686)	(4,579,808)
215,000,000	Mexican Peso	NTC	4/12/23	(9,942,197)	(11,879,634)	(1,937,437)
220,000,000	Mexican Peso	BNY	5/15/23	(10,188,487)	(12,077,722)	(1,889,235)
100,000,000	Mexican Peso	JPM	6/2/23	(4,674,973)	(5,470,477)	(795,504)
260,000,000	Mexican Peso	NTC	8/31/23	(12,087,401)	(13,977,684)	(1,890,283)
360,000,000	Mexican Peso	BNY	4/9/24	(18,595,041)	(18,581,520)	13,521
110,000,000	Philippine Peso	JPM	11/15/23	(1,851,229)	(2,013,491)	(162,262)
150,000,000	Philippine Peso	SSB	4/1/24	(2,736,228)	(2,739,441)	(3,213)
60,000,000	Singapore Dollar	NTC	4/12/23	(44,301,695)	(45,145,259)	(843,564)
25,000,000	Singapore Dollar	JPM	5/26/23	(18,133,681)	(18,836,848)	(703,167)
85,000,000	Singapore Dollar	SSB	6/23/23	(61,545,145)	(64,105,539)	(2,560,394)
50,000,000	Singapore Dollar	JPM	7/7/23	(36,287,104)	(37,728,091)	(1,440,987)
63,500,000	Singapore Dollar	NTC	8/18/23	(46,639,736)	(47,990,836)	(1,351,100)
75,000,000	Singapore Dollar	JPM	12/28/23	(56,011,949)	(56,958,470)	(946,521)
40,000,000	Singapore Dollar	SSB	1/19/24	(30,323,706)	(30,402,204)	(78,498)
47,000,000,000	South Korean Won	JPM	5/15/23	(37,491,126)	(36,202,940)	1,288,186
22,000,000,000	South Korean Won	JPM	12/8/23	(16,952,418)	(17,147,804)	(195,386)
45,000,000,000	South Korean Won	SSB	3/25/24	(35,049,459)	(35,278,899)	(229,440)
200,000,000	Swedish Krona	NTC	4/5/23	(21,301,523)	(19,292,748)	2,008,775
470,000,000	Swedish Krona	SSB	4/28/23	(50,521,337)	(45,397,592)	5,123,745
220,000,000	Swedish Krona	SSB	8/31/23	(21,055,654)	(21,361,283)	(305,629)
115,000,000	Swedish Krona	BNY	9/21/23	(10,979,359)	(11,174,065)	(194,706)
300,000,000	Swedish Krona	NTC	2/23/24	(29,295,445)	(29,287,160)	8,285
315,000,000	Swedish Krona	NTC	4/9/24	(30,811,366)	(30,789,891)	21,475
65,000,000	Swiss Franc.	NTC	4/12/23	(71,401,502)	(71,242,652)	158,850
22,000,000	Swiss Franc.	NTC	5/15/23	(22,980,701)	(24,200,096)	(1,219,395)
95,000,000	Swiss Franc.	BNY	12/8/23	(104,464,482)	(106,462,905)	(1,998,423)
130,000,000	Swiss Franc.	SSB	12/13/23	(144,438,025)	(145,740,598)	(1,302,573)
85,000,000	Swiss Franc.	JPM	12/28/23	(95,238,095)	(95,399,028)	(160,933)
20,000,000	Swiss Franc.	JPM	1/26/24	(22,754,682)	(22,495,711)	258,971

TOTAL				$(3,079,779,679)	$(3,115,326,628)	$(35,546,949)

Unrealized Depreciation on Forward Contracts (Net)						$(31,917,080)

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2023 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne International Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/23

Average Annual Total Returns – For Periods Ended March 31, 2023

	Tweedy, Browne International Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	1.99%	-1.38%
5 Years	2.42	3.52
10 Years	3.61	5.00
Since Inception (10/26/09)	5.10	4.95
Total Annual Fund Operating Expense Ratio as of 3/31/22, as disclosed in the Fund’s most recent prospectus: 1.37% (gross), 1.34% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/23: 1.40% (gross), 1.40% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2024, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio inline with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne International Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2023

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne International Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2023

Shares		Value*

COMMON STOCKS—95.5%

	Belgium—1.0%
79,510	Fagron NV.	$1,360,779
46,370	KBC Group NV	3,191,847

		4,552,626

	Canada—1.6%
3,500	E-L Financial Corp., Ltd.	2,348,273
21,490	Lassonde Industries, Inc., Class A	1,656,509
108,165	Winpak, Ltd.	3,431,133

		7,435,915

	China—6.1%
598,860	Alibaba Group Holding, Ltd.(a)	7,584,811
340,680	Baidu, Inc., Class A(a)	6,418,806
6,681,815	Dali Foods Group Co., Ltd.	2,785,895
1,004,050	Haitian International Holdings, Ltd.	2,602,675
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	381,913
87,160	Tencent Holdings, Ltd.	4,259,423
1,173,000	Times Neighborhood Holdings, Ltd.	103,742
2,729,475	Uni-President China Holdings, Ltd.	2,752,847
1,908,970	WH Group, Ltd.	1,138,019

		28,028,131

	Finland—0.8%
197,290	Kemira Oyj	3,482,101

	France—13.3%
8,655	Alten SA	1,384,508
342,430	Rubis SCA	9,179,289
130,882	Safran SA	19,410,174
382,960	SCOR SE	8,723,115
517,117	Tarkett SA(a)	7,000,299
250,808	TotalEnergies SE	14,815,165

		60,512,550

	Germany—8.4%
15,490	Brenntag SE	1,167,815
204,604	Deutsche Post AG, Registered	9,599,991
315,180	Fresenius SE & Co., KGaA	8,526,188
52,550	Henkel AG & Co., KGaA	3,829,716
13,543	Muenchener Rueckversicherungs AG, Registered	4,743,632
120,547	Norma Group SE	2,853,852
26,253	Rheinmetall AG	7,791,445

		38,512,639

	Hong Kong—1.5%
1,663,100	Chow Sang Sang Holdings International, Ltd.	2,311,863
372,000	CK Hutchison Holdings, Ltd.	2,301,418
3,989,927	Emperor Entertainment Hotel, Ltd.(a)	289,716
734,000	Hang Lung Group, Ltd.	1,295,915
380,055	Johnson Electric Holdings, Ltd.	431,487
45,710	Luk Fook Holdings International, Ltd.	146,237
109,796	Miramar Hotel & Investment	166,121
67,422	TAI Cheung Holdings, Ltd.	35,386

		6,978,143

Shares		Value*

	Italy—1.1%
129,036	Buzzi Unicem SpA	$3,137,521
66,455	SOL SpA	1,779,058

		4,916,579

	Japan—5.9%
166,700	ADEKA Corp.	2,847,527
111,200	Fuji Seal International, Inc.	1,268,154
12,000	Fukuda Denshi Co., Ltd.	385,362
42,405	Fuso Chemical Co., Ltd.	1,208,850
111,630	Inaba Denki Sangyo Co., Ltd.	2,434,379
20,600	Kamigumi Co., Ltd.	431,747
88,700	Konishi Co., Ltd.	1,283,821
288,625	Kuraray Co., Ltd.	2,648,407
80,020	Mitsubishi Gas Chemical Co., Inc.	1,187,866
111,685	Nabtesco Corp.	2,740,518
62,795	Nifco, Inc.	1,781,197
57,855	Nihon Kohden Corp.	1,566,122
33,045	Okamoto Industries, Inc.	990,202
108,745	Sumitomo Heavy Industries, Ltd.	2,660,367
44,060	Taikisha, Ltd.	1,223,812
92,200	Transcosmos, Inc.(a)	2,183,267

		26,841,598

	Mexico—2.9%
79,141	Coca-Cola FEMSA SAB de CV, Sponsored ADR	6,368,476
2,625,871	Megacable Holdings SAB de CV	6,704,290

		13,072,766

	Netherlands—2.3%
37,400	Heineken NV	4,025,887
71,375	Heineken Holding NV	6,560,301

		10,586,188

	Philippines—0.5%
6,997,100	Alliance Global Group, Inc.	1,593,846
937,800	China Banking Corp.	552,865

		2,146,711

	Singapore—4.4%
393,730	DBS Group Holdings, Ltd.	9,798,016
461,100	United Overseas Bank, Ltd.	10,351,756

		20,149,772

	South Korea—3.1%
27,787	Binggrae Co., Ltd.	889,349
132,823	Hankook & Co., Ltd.	1,221,269
17,345	Hyundai Mobis Co., Ltd.	2,880,827
37,361	Kangnam Jevisco Co., Ltd.	618,651
89,851	LG Corp.	5,721,375
87,187	LX Holdings Corp.	571,953
47,060	Samsung Electronics Co., Ltd.	2,327,162

		14,230,586

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2023

Shares		Value*

	Sweden—5.4%
38,380	Autoliv, Inc	$3,583,157
645,133	Husqvarna AB, Class B	5,604,727
317,975	SKF AB, Class B	6,268,834
323,568	Trelleborg AB, Class B	9,217,652

		24,674,370

	Switzerland—10.4%
109,670	Nestlé SA, Registered	13,392,618
69,216	Novartis AG, Registered	6,365,051
5,015	Phoenix Mecano AG	2,117,212
33,130	Roche Holding AG	9,481,160
25,789	TX Group AG	3,025,158
27,414	Zurich Insurance Group AG	13,156,885

		47,538,084

	Taiwan—0.1%
	Miscellaneous Security(b)	370,474

	Thailand—1.1%
1,110,600	Bangkok Bank Public Co., Ltd., NVDR	4,926,443

	United Kingdom—14.5%
1,128,027	BAE Systems plc	13,676,295
613,447	CNH Industrial NV	9,403,337
291,588	Diageo plc	13,043,543
135,575	Grafton Group plc	1,488,338
385,777	GSK plc	6,832,168
306,936	Howden Joinery Group plc	2,656,369
871,910	Inchcape plc	8,377,199
1,504,280	Johnson Service Group plc	2,276,600
744,541	Lookers plc	757,644
107,702	Unilever plc	5,585,309
2,741,248	Vertu Motors plc	2,032,246

		66,129,048

	United States—11.1%
70,070	Alphabet, Inc., Class A(a)	7,268,361
2,730	AutoZone, Inc.(a)	6,710,750
41,700	Berkshire Hathaway, Inc., Class B(a)	12,875,709
56,475	FMC Corp.	6,897,292
198,422	Ionis Pharmaceuticals, Inc.(a)	7,091,602
61,790	Johnson & Johnson	9,577,450

		50,421,164

TOTAL COMMON STOCKS (Cost $357,365,365)		435,505,888

Shares		Value*

PREFERRED STOCKS—0.5%

	Chile—0.4%
940,000	Embotelladora Andina SA, Class A	$1,973,666

	Germany—0.1%
648	KSB AG (Cost $341,191)	339,208

TOTAL PREFERRED STOCKS (Cost $3,051,153)		2,312,874

REGISTERED INVESTMENT COMPANY—3.5%
15,677,333	Dreyfus Government Securities Cash Management – Institutional Shares 4.53%(c) (Cost $15,677,333)	15,677,333

INVESTMENTS IN SECURITIES (Cost $376,093,851)	99.5%	453,496,095

OTHER ASSETS AND LIABILITIES (Net)	0.5	2,487,290

NET ASSETS	100.0%	$455,983,385

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $370,474 represents 0.1% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at March 31, 2023.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Sector Diversification

March 31, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	23.9%

Insurance	9.2

Pharmaceuticals, Biotechnology & Life Sciences	8.6

Materials.	6.8

Beverage	6.6

Banks	6.3

Consumer Discretionary Distribution & Retail	5.6

Food	5.0

Software & Services.	4.7

Energy	3.2

Health Care Equipment & Services	2.6

Transportation	2.2

Media	2.1

Household & Personal Products	2.1

Utilities	2.0

Automobiles & Components.	1.9

Technology Hardware & Equipment	1.0

Consumer Durables & Apparel	0.5

Commercial Services & Supplies	0.5

Real Estate Management & Development	0.3

Financial Services	0.3

Consumer Services.	0.1

Total Common Stocks	95.5
Preferred Stocks	0.5
Registered Investment Company	3.5
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

Portfolio Composition

March 31, 2023 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio Highlights as of March 31, 2023 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/23

Average Annual Total Returns – For Periods Ended March 31, 2023

	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	1.74%	-4.54%	-4.54%
5 Years	4.80	9.66	9.66
10 Years	5.62	10.27	10.27
Since Inception (12/8/93)	7.72	7.89	8.58
Total Annual Fund Operating Expense Ratio as of 3/31/22, as disclosed in Fund’s most recent prospectus: 1.39% (gross), 1.34% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/23: 1.40% (gross), 1.40% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2024, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The index is generally considered representative of U.S. large capitalization stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities).

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2023

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a ColumbiaUniversity

Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2023

Shares		Value*

COMMON STOCKS—96.4%

	Belgium—0.9%
66,181	Fagron NV	$1,132,659
38,820	KBC Group NV	2,672,148

		3,804,807

	Canada—1.1%
18,010	Lassonde Industries, Inc., Class A	1,388,261
98,414	Winpak, Ltd.	3,121,819

		4,510,080

	China—2.7%
231,680	Baidu, Inc., Class A(a)	4,365,120
3,283,500	Dali Foods Group Co., Ltd.	1,369,012
797,375	Haitian International Holdings, Ltd.	2,066,937
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	369,549
2,349,905	Uni-President China Holdings, Ltd.	2,370,027
1,531,400	WH Group, Ltd.	912,934

		11,453,579

	Finland—0.7%
170,196	Kemira Oyj	3,003,901

	France—11.2%
8,155	Alten SA	1,304,525
170,526	Rubis SCA.	4,571,175
118,920	Safran SA	17,636,175
355,239	SCOR SE	8,091,683
150,328	Tarkett SA(a)	2,035,015
236,380	TotalEnergies SE	13,962,906

		47,601,479

	Germany—9.4%
14,490	Brenntag SE.	1,092,423
190,881	Deutsche Post AG, Registered	8,956,110
301,060	Fresenius SE & Co., KGaA	8,144,217
84,400	Henkel AG & Co., KGaA	6,150,867
41,893	Krones AG.	4,964,144
150,000	Norma Group SE	3,551,128
23,478	Rheinmetall AG.	6,967,872

		39,826,761

	Hong Kong—1.2%
1,046,000	Chow Sang Sang Holdings International, Ltd.	1,454,037
476,000	CK Hutchison Holdings, Ltd.	2,944,825
214,000	Luk Fook Holdings International, Ltd.	684,638

		5,083,500

	Italy—0.9%
159,790	Buzzi Unicem SpA	3,885,307

	Japan—5.0%
63,220	ADEKA Corp.	1,079,908
41,700	Fuji Seal International, Inc.	475,558
40,205	Fuso Chemical Co., Ltd.	1,146,134
36,595	Inaba Denki Sangyo Co., Ltd.	798,048
239,905	Kuraray Co., Ltd.	2,201,355
74,905	Mitsubishi Gas Chemical Co., Inc.	1,111,936
130,035	Nabtesco Corp.	3,190,789

Shares		Value*

	Japan (continued)
48,495	Nifco, Inc.	$1,375,574
48,115	Nihon Kohden Corp.	1,302,463
28,005	Okamoto Industries, Inc.	839,177
145,060	Sumitomo Heavy Industries, Ltd.	3,548,786
34,620	Taikisha, Ltd.	961,606
87,100	Transcosmos, Inc.(a)	2,062,501
99,120	YAMABIKO Corp.	985,188

		21,079,023

	Mexico—2.2%
76,490	Coca-Cola FEMSA SAB de CV, Sponsored ADR	6,155,150
1,222,747	Megacable Holdings SAB de CV	3,121,879

		9,277,029

	Netherlands—2.8%
128,033	Heineken Holding NV	11,767,915

	Philippines—0.4%
6,542,900	Alliance Global Group, Inc.	1,490,385

	Singapore—2.0%
386,517	United Overseas Bank, Ltd.	8,677,357

	South Korea—1.7%
22,373	Binggrae Co., Ltd.	716,069
70,858	LG Corp.	4,511,972
43,090	Samsung Electronics Co., Ltd.	2,130,842

		7,358,883

	Sweden—5.3%
52,604	Autoliv, Inc.	4,911,109
575,755	Husqvarna AB, Class B	5,001,991
256,145	SKF AB, Class B.	5,049,865
271,905	Trelleborg AB, Class B	7,745,901

		22,708,866

	Switzerland—6.7%
118,780	Nestlé SA, ADR	14,454,338
50,749	Novartis AG, Registered	4,666,840
25,228	Roche Holding AG	7,219,761
4,637	Zurich Insurance Group AG	2,225,450

		28,566,389

	United Kingdom—9.7%
529,590	BAE Systems plc	6,420,794
709,810	CNH Industrial NV	10,880,455
62,715	Diageo plc, Sponsored ADR	11,362,704
123,580	Grafton Group plc	1,356,657
252,750	Howden Joinery Group plc	2,187,418
282,425	Inchcape plc	2,713,503
1,269,763	Johnson Service Group plc	1,921,678
84,885	Unilever plc, Sponsored ADR	4,408,078

		41,251,287

	United States—32.5%
123,000	Alphabet, Inc., Class A(a)	12,758,790
16,855	Alphabet, Inc., Class C(a)	1,752,920
3,595	AutoZone, Inc.(a)	8,837,049
76,760	Bank of America Corp.	2,195,336

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2023

Shares		Value*

	United States (continued)
76,570	Bank of New York Mellon Corp./The	$3,479,341
60	Berkshire Hathaway, Inc., Class A(a)	27,936,000
106,971	Comcast Corp., Class A	4,055,271
60,962	Concentrix Corp.	7,409,931
107,535	Enterprise Products Partners LP	2,785,157
35,160	FedEx Corp.	8,033,708
45,731	FMC Corp.	5,585,127
72,000	Intel Corp.	2,352,240
190,425	Ionis Pharmaceuticals, Inc.(a)	6,805,789
66,608	Johnson & Johnson	10,324,240
33,708	National Western Life Group, Inc., Class A.	8,178,235
76,370	Paramount Global, Class B	1,703,815
24,140	Thor Industries, Inc.	1,922,510
131,295	Truist Financial Corp.	4,477,159
23,825	Vertex Pharmaceuticals, Inc.(a)	7,506,543
263,163	Wells Fargo & Co.	9,837,033

		137,936,194

TOTAL COMMON STOCKS (Cost $239,970,156)		409,282,742

PREFERRED STOCK—0.2%

	Chile—0.2%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	1,033,025

Shares		Value*

REGISTERED INVESTMENT COMPANY—0.6%
2,666,452	Dreyfus Government Securities Cash Management– Institutional Shares 4.53%(b) (Cost $2,666,452)	$2,666,452

Face Value

U.S. TREASURY BILL—2.6%
$11,000,000	4.669%(c) due 06/01/2023 (Cost $10,916,125)	10,918,109

INVESTMENTS IN SECURITIES (Cost $254,471,109)	99.8%	423,900,328

UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.1)	(542,614)

OTHER ASSETS AND LIABILITIES (Net)	0.3	1,263,185

NET ASSETS	100.0%	$424,620,899

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2023.
(c)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

March 31, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	22.6%
Insurance	10.9
Pharmaceuticals, Biotechnology & Life Sciences	8.6
Software & Services.	7.0
Beverage	6.9
Banks	6.6
Materials.	5.3
Food	5.0
Transportation	4.0
Energy	3.9
Consumer Discretionary Distribution & Retail	2.9
Health Care Equipment & Services	2.5
Household & Personal Products	2.5
Media	2.1
Automobiles & Components.	1.9
Utilities	1.1
Financial Services	0.8
Semiconductors & Semiconductor Equipment	0.6
Technology Hardware & Equipment	0.4
Commercial Services & Supplies	0.5
Consumer Durables & Apparel	0.3

Total Common Stocks	96.4
Preferred Stock	0.2
Registered Investment Company	0.6
U.S. Treasury Bill.	2.6
Unrealized Depreciation on Forward Contracts	(0.1)
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition

March 31, 2023 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2023

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
5,000,000	European Union Euro	NTC	4/5/23	$5,433,295	$5,433,772	$477
37,000,000	Swedish Krona	NTC	4/5/23	3,573,388	3,569,158	(4,230)

TOTAL				$9,006,683	$9,002,930	$(3,753)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
1,950,000	Canadian Dollar.	SSB	1/8/24	$(1,443,803)	$(1,447,002)	$(3,199)
720,000,000	Chilean Peso	SSB	8/3/23	(733,945)	(897,858)	(163,913)
24,500,000	Chinese Yuan	SSB	1/23/24	(3,710,940)	(3,639,549)	71,391
29,000,000	Chinese Yuan	JPM	2/23/24	(4,328,035)	(4,314,715)	13,320
5,000,000	European Union Euro	NTC	4/5/23	(5,614,350)	(5,433,772)	180,578
7,000,000	European Union Euro	BNY	5/15/23	(7,593,530)	(7,624,728)	(31,198)
13,500,000	European Union Euro	BNY	5/22/23	(14,421,375)	(14,710,937)	(289,562)
9,000,000	European Union Euro	BNY	6/23/23	(9,629,370)	(9,824,999)	(195,629)
4,300,000	European Union Euro	NTC	10/26/23	(4,339,861)	(4,720,077)	(380,216)
8,100,000	European Union Euro	SSB	2/8/24	(8,962,747)	(8,925,731)	37,016
9,000,000	European Union Euro	NTC	4/9/24	(9,937,800)	(9,938,379)	(579)
8,000,000	Great Britain Pound Sterling.	JPM	7/17/23	(9,670,000)	(9,911,020)	(241,020)
4,000,000	Great Britain Pound Sterling.	NTC	8/3/23	(4,850,580)	(4,956,344)	(105,764)
6,500,000	Great Britain Pound Sterling.	SSB	1/19/24	(7,951,450)	(8,061,064)	(109,614)
10,000,000	Hong Kong Dollar	SSB	4/28/23	(1,280,229)	(1,275,782)	4,447
9,000,000	Hong Kong Dollar	NTC	6/15/23	(1,153,306)	(1,150,598)	2,708
6,300,000	Hong Kong Dollar	NTC	8/14/23	(804,762)	(806,963)	(2,201)
15,000,000	Hong Kong Dollar	BNY	8/31/23	(1,918,130)	(1,922,329)	(4,199)
8,500,000	Hong Kong Dollar	SSB	2/8/24	(1,090,848)	(1,092,263)	(1,415)
4,600,000	Hong Kong Dollar	SSB	3/28/24	(592,266)	(591,510)	756
260,000,000	Japanese Yen.	JPM	5/19/23	(2,296,597)	(1,968,105)	328,492

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2023

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
160,000,000	Japanese Yen.	SSB	6/16/23	$(1,426,377)	$(1,215,978)	$210,399
400,000,000	Japanese Yen.	JPM	8/10/23	(3,538,570)	(3,064,189)	474,381
350,000,000	Japanese Yen.	BNY	12/8/23	(2,650,110)	(2,726,714)	(76,604)
350,000,000	Japanese Yen.	SSB	12/11/23	(2,770,719)	(2,727,849)	42,870
430,000,000	Japanese Yen.	SSB	2/8/24	(3,481,562)	(3,379,025)	102,537
365,000,000	Japanese Yen.	JPM	3/18/24	(2,842,901)	(2,883,981)	(41,080)
64,000,000	Mexican Peso	JPM	6/2/23	(2,991,982)	(3,501,106)	(509,124)
20,000,000	Mexican Peso	BNY	7/7/23	(930,142)	(1,086,669)	(156,527)
29,000,000	Philippine Peso	JPM	11/15/23	(488,051)	(530,829)	(42,778)
47,000,000	Philippine Peso	SSB	4/1/24	(857,351)	(858,358)	(1,007)
11,000,000	Singapore Dollar	SSB	1/19/24	(8,339,019)	(8,360,606)	(21,587)
1,100,000,000	South Korean Won	JPM	5/4/23	(880,000)	(846,770)	33,230
6,700,000,000	South Korean Won	JPM	3/18/24	(5,175,744)	(5,249,157)	(73,413)
37,000,000	Swedish Krona	NTC	4/5/23	(3,940,782)	(3,569,158)	371,624
28,500,000	Swedish Krona	NTC	8/18/23	(2,875,303)	(2,766,041)	109,262
24,000,000	Swedish Krona	NTC	2/23/24	(2,343,636)	(2,342,973)	663
44,000,000	Swedish Krona	NTC	4/9/24	(4,303,810)	(4,300,810)	3,000
4,700,000	Swiss Franc	JPM	12/13/23	(5,211,596)	(5,269,083)	(57,487)
9,200,000	Swiss Franc	JPM	12/28/23	(10,308,123)	(10,325,542)	(17,419)

TOTAL				$(167,679,702)	$(168,218,563)	$(538,861)

Unrealized Depreciation on Forward Contracts (Net)						$(542,614)

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2023 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$) and MSCI World High Dividend Yield Index (in US$)

9/5/07 through 3/31/23

Average Annual Total Returns – For Periods Ended March 31, 2023

	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)	MSCI World High Dividend Yield Index (in US$)
1 Year	-2.30%	-7.02%	-3.38%
5 Years	2.52	8.01	5.68
10 Years	4.03	8.85	6.28
Since Inception (9/5/07)	3.79	5.88	4.17
Total Annual Fund Operating Expense Ratio as of 3/31/22, as disclosed in Fund’s most recent prospectus: 1.48% (gross), 1.34% (net).†
Total Annual Fund Operating Expense Ratios as of 3/31/23: 1.49% (gross), 1.39% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2024, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio inline with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews

12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly inan index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2023

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$) and the MSCI World High Dividend Yield Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2023

Shares		Value*

COMMON STOCKS—93.5%

	Belgium—0.7%
7,175	KBC Group NV	$493,886

	China—2.6%
2,033,530	Dali Foods Group Co., Ltd.	847,854
976,845	Uni-President China Holdings, Ltd.	985,209

		1,833,063

	Finland—2.4%
95,220	Kemira Oyj	1,680,600

	France—9.1%
58,430	Rubis SCA.	1,566,293
14,715	Safran SA.	2,182,277
88,650	SCOR SE	2,019,282
44,294	Tarkett SA(a)	599,615

		6,367,467

	Germany—8.8%
36,145	Deutsche Post AG, Registered	1,695,918
44,445	Fresenius Medical Care AG & Co., KGaA, ADR	944,901
50,225	Fresenius SE & Co., KGaA	1,358,677
3,250	Muenchener Rueckversicherungs AG, Registered	1,138,360
41,885	Norma Group SE	991,593

		6,129,449

	Hong Kong—4.9%
117,150	CK Hutchison Holdings, Ltd.	724,761
407,000	Hang Lung Group, Ltd.	718,580
15,465	Jardine Matheson Holdings, Ltd.	752,252
592,340	Johnson Electric Holdings, Ltd.	672,499
172,775	Luk Fook Holdings International, Ltd.	552,749

		3,420,841

	Japan—5.2%
42,370	ADEKA Corp.	723,754
45,315	Inaba Denki Sangyo Co., Ltd.	988,210
56,600	Kuraray Co., Ltd.	519,358
16,420	Nabtesco Corp.	402,913
17,685	Sumitomo Heavy Industries, Ltd.	432,651
35,785	Takasago Thermal Engineering Co., Ltd.	569,274

		3,636,160

	Mexico—3.1%
9,925	Coca-Cola FEMSA SAB de CV, Sponsored ADR	798,665
531,475	Megacable Holdings SAB de CV	1,356,945

		2,155,610

	Singapore—4.9%
67,295	DBS Group Holdings, Ltd.	1,674,644
78,510	United Overseas Bank, Ltd.	1,762,560

		3,437,204

	South Korea—1.7%
13,365	LG Corp.	851,033
53,223	LX Holdings Corp.	349,147

		1,200,180

Shares		Value*

	Sweden—7.6%
10,925	Autoliv, Inc.	$1,019,958
101,255	Husqvarna AB, Class B	879,674
48,290	SKF AB, Class B.	952,031
86,990	Trelleborg AB, Class B	2,478,130

		5,329,793

	Switzerland—12.0%
31,255	Nestlé SA, Registered	3,816,780
16,072	Novartis AG, Registered	1,477,969
7,140	Roche Holding AG	2,043,329
2,187	Zurich Insurance Group AG	1,049,613

		8,387,691

	United Kingdom—16.8%
220,690	BAE Systems plc	2,675,664
26,290	Computacenter plc	698,853
68,020	Diageo plc	3,042,724
40,695	Grafton Group plc	446,748
78,507	GSK plc	1,390,371
47,690	Howden Joinery Group plc	412,732
133,180	Inchcape plc	1,279,576
33,700	Unilever plc	1,747,646

		11,694,314

	United States—13.7%
41,145	Bank of America Corp.	1,176,747
28,760	Enterprise Products Partners LP	744,884
11,775	Intel Corp.	384,689
13,405	Johnson & Johnson	2,077,775
13,145	Paramount Global, Class B	293,265
12,795	Progressive Corp./The	1,830,453
30,645	Truist Financial Corp.	1,044,994
30,030	U.S. Bancorp	1,082,581
23,711	Verizon Communications, Inc.	922,121

		9,557,509

TOTAL COMMON STOCKS (Cost $50,478,758)		65,323,767

REGISTERED INVESTMENT COMPANY—6.8%
4,725,913	Dreyfus Government Securities Cash Management – Institutional Shares 4.53%(b) (Cost $4,725,913)	4,725,913

INVESTMENTS IN SECURITIES (Cost $55,204,671)	100.3%	70,049,680

OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(179,887)

NET ASSETS	100.0%	$69,869,793

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2023.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

March 31, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	23.9%

Banks	10.4

Pharmaceuticals, Biotechnology & Life Sciences	10.0

Insurance	8.6

Food	8.1

Beverage	5.5

Materials.	4.2

Health Care Equipment & Services	3.3

Consumer Discretionary Distribution & Retail	2.6

Household & Personal Products	2.5

Transportation	2.4

Automobiles & Components.	2.4

Media	2.4

Utilities	2.2

Telecommunication Services	1.3

Energy	1.1

Real Estate Management & Development	1.0

Software & Services.	1.0

Semiconductors & Semiconductor Equipment	0.6

Total Common Stocks	93.5
Registered Investment Company	6.8
Other Assets and Liabilities (Net)	(0.3)

Net Assets	100.0%

Portfolio Composition

March 31, 2023 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2023

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,401,808,812	$376,093,851	$254,471,109	$55,204,671

Investments in securities of unaffiliated issuers, at value	$5,958,497,517	$453,496,095	$423,900,328	$70,049,680
Investments in securities of affiliated issuers, at value	48,160,950	—	—	—
Cash segregated as collateral	740,000	—	100,000	—
Dividends and interest receivable	10,944,250	1,100,253	711,821	171,807
Receivable for investment securities sold	2,642,135	155,061	—	—
Recoverable foreign withholding taxes	27,101,525	1,678,026	902,837	530,113
Receivable for Fund shares sold	3,663,247	243,792	43,843	—
Unrealized appreciation on forward exchange contracts (Note 2)	35,170,126	—	1,987,151	—
Prepaid expense	79,070	6,315	5,086	1,827

Total Assets	$6,086,998,820	$456,679,542	$427,651,066	$70,753,427

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$67,087,206	$—	$ 2,529,765	$—
Payable for Fund shares redeemed	6,910,966	267,018	66,789	105,817
Investment advisory fee payable (Note 3)	3,957,580	301,136	280,516	46,150
Payable for investment securities purchased	43,587	—	—	693,610
Shareholder servicing and administration fees payable (Note 3)	101,484	7,055	7,417	1,154
Directors’ fees payable	404	92	9	6
Due to custodian	70,911	5,916	5,584	—
Fund administration and accounting fees payable	237,280	24,743	24,411	3,320
Legal and audit fees payable	414,015	18,027	32,883	5,752
Accrued expenses and other payables	951,451	72,170	82,793	27,825

Total Liabilities	79,774,884	696,157	3,030,167	883,634

NET ASSETS	$6,007,223,936	$455,983,385	$424,620,899	$69,869,793

NET ASSETS consists of
Paid-in capital	$3,485,367,047	$378,703,722	$252,166,244	$55,144,022
Total distributable earnings	2,521,856,889	77,279,663	172,454,655	14,725,771

Total Net Assets	$6,007,223,936	$455,983,385	$424,620,899	$69,869,793

CAPITAL STOCK (common stock outstanding)	221,152,778	27,878,782	23,266,542	12,546,614

NET ASSET VALUE offering price per share	$27.16	$16.36	$ 18.25	$5.57

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $51,311,994, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2023

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$181,852,122	$15,275,763	$10,209,563	$2,756,979
Less foreign withholding taxes	(19,615,061)	(1,701,068)	(859,716)	(210,472)
Interest	3,015,136	24,561	277,143	11,396
Other	6,375,847	367,109	203,520	167,500

Total Investment Income	171,628,044	13,966,365	9,830,510	2,725,403

EXPENSES
Investment advisory fee (Note 3)	72,772,877	5,681,773	5,153,678	888,156
Transfer agent fees (Note 3)	2,581,609	98,686	168,703	50,409
Fund administration and accounting fees (Note 3)	1,389,711	109,113	99,009	7,654
Custodian fees (Note 3)	1,082,020	97,900	57,637	15,858
Legal and audit fees	1,070,145	93,036	84,133	15,480
Directors’ fees and expenses (Note 3)	772,513	61,313	55,488	9,362
Shareholder servicing and administration fees (Note 3)	401,914	34,921	35,046	2,218
Other	1,348,655	151,736	135,572	60,270

Total expenses before waivers	81,419,444	6,328,478	5,789,266	1,049,407

Investment advisory fees waived (Note 3)	(126,423)	—	(27,647)	(69,963)

Net Expenses	81,293,021	6,328,478	5,761,619	979,444

NET INVESTMENT INCOME	90,335,023	7,637,887	4,068,891	1,745,959

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	(246,096,258)	10,111,126	(4,099,636)	(212,825)
Forward exchange contracts	247,623,482	—	11,994,134	—
Foreign currencies and net other assets	(1,515,868)	(90,430)	(93,214)	(5,976)

Net realized gain (loss)	11,356	10,020,696	7,801,284	(218,801)

Net unrealized appreciation (depreciation) of:
Securities(b)	97,697,979	(17,285,513)	(1,025,838)	(4,304,909)
Forward exchange contracts	(97,760,784)	—	(4,568,082)	—
Foreign currencies and net other assets	373,224	9,778	(8,363)	(7,778)

Net change in unrealized appreciation (depreciation)	310,419	(17,275,735)	(5,602,283)	(4,312,687)

NET REALIZED AND UNREALIZED GAIN (LOSS)	321,775	(7,255,039)	2,199,001	(4,531,488)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,656,798	$382,848	$ 6,267,892	$(2,785,529)

(a)	Dividends and Net realized gain (loss) on securities from affiliated issuers for International Value Fund were $1,379,396 and $0, respectively (Note 4).
(b)	Net change in unrealized appreciation (depreciation) of securities from affiliated issuers for International Value Fund was ($9,497,174) (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022
INVESTMENT ACTIVITIES:

Net investment income	$90,335,023	$78,118,173	$7,637,887	$5,728,902

Net realized gain	11,356	323,236,971	10,020,696	6,030,398

Net change in unrealized appreciation (depreciation)	310,419	(118,767,141)	(17,275,735)	(7,364,806)

Net increase in net assets resulting from operations	90,656,798	282,588,003	382,848	4,394,494

DISTRIBUTIONS:

Distributions to shareholders	(306,397,799)	(543,518,030)	(7,272,995)	(5,666,910)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(83,442,472)	147,891,584	(57,650,089)	35,458,266

Net increase (decrease) in net assets	(299,183,473)	(113,038,443)	(64,540,236)	34,185,850

NET ASSETS:

Beginning of year	6,306,407,409	6,419,445,852	520,523,621	486,337,771

End of year	$6,007,223,936	$6,306,407,409	$455,983,385	$520,523,621

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022
INVESTMENT ACTIVITIES:

Net investment income	$4,068,891	$3,407,512	$1,745,959	$2,167,960

Net realized gain (loss)	7,801,284	38,487,493	(218,801)	17,775,967

Net change in unrealized depreciation	(5,602,283)	(19,330,221)	(4,312,687)	(17,227,425)

Net increase (decrease) in net assets resulting from operations	6,267,892	22,564,784	(2,785,529)	2,716,502

DISTRIBUTIONS:

Distributions to shareholders	(25,294,486)	(48,474,016)	(7,187,639)	(17,769,883)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	2,824,067	39,786,257	(4,134,614)	(12,768,833)

Net increase (decrease) in net assets	(16,202,527)	13,877,025	(14,107,782)	(27,822,214)

NET ASSETS:

Beginning of year	440,823,426	426,946,401	83,977,575	111,799,789

End of year	$424,620,899	$440,823,426	$69,869,793	$83,977,575

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each year.

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	3/31/2023		3/31/2022		3/31/2021		3/31/2020		3/31/2019
Net asset value, beginning of year	$28.14		$29.41		$21.99		$26.91		$27.89

Income from investment operations:
Net investment income	0.43	(a)	0.37	(a)	0.23		0.43		0.45
Net realized and unrealized gain (loss) on investments	0.04		0.95		7.45		(4.82)		0.25

Total from investment operations	0.47		1.32		7.68		(4.39)		0.70

Distributions:
Dividends from net investment income	(0.40)		(0.41)		(0.26)		(0.45)		(0.39)
Distributions from net realized gains	(1.05)		(2.18)		—		(0.08)		(1.29)

Total distributions	(1.45)		(2.59)		(0.26)		(0.53)		(1.68)

Redemption fees	—		—		—		0.00	(b)	0.00 (b)

Net asset value, end of year	$27.16		$28.14		$29.41		$21.99		$26.91

Total return(c)	1.94%		4.36%		34.89	%(d)	(16.66	)%(d)	3.11%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,007,224		$6,306,407		$6,419,446		$5,990,962		$8,497,700
Ratio of operating expenses to average net assets	1.40%		1.34%		1.37%		1.36%		1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.40%		1.38%		1.38%		1.36%		1.36%
Ratio of net investment income to average net assets	1.55	%(a)	1.19	%(a)	0.83%		1.50%		1.53%
Portfolio turnover rate.	15%		10%		11%		9%		6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.44% and 1.10% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	3/31/2023		3/31/2022		3/31/2021		3/31/2020		3/31/2019
Net asset value, beginning of year	$16.31		$16.30		$11.66		$15.10		$15.61

Income from investment operations:
Net investment income	0.27	(a)	0.18	(a)	0.09		0.21		0.22
Net realized and unrealized gain (loss) on investments	0.04	(b)	0.01		4.69		(3.31)		(0.54)

Total from investment operations	0.31		0.19		4.78		(3.10)		(0.32)

Distributions:
Dividends from net investment income	(0.26)		(0.18)		(0.10)		(0.23)		(0.19)
Distributions from net realized gains	—		—		(0.04)		(0.11)		—

Total distributions	(0.26)		(0.18)		(0.14)		(0.34)		(0.19)

Redemption fees	—		—		—		0.00	(c)	0.00 (c)

Net asset value, end of year	$16.36		$16.31		$16.30		$11.66		$15.10

Total return(d)	1.99%		1.13%		40.87	%(e)	(20.94	)%(e)	(1.91)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$455,983		$520,524		$486,338		$374,832		$487,298
Ratio of operating expenses to average net assets	1.39%		1.34%		1.37%		1.36%		1.35%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.39%		1.37%		1.37%		1.36%		1.35%
Ratio of net investment income to average net assets	1.68	%(a)	1.07	%(a)	0.66%		1.40%		1.51%
Portfolio turnover rate	11%		8%		25%		11%		2%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.60% and 1.02% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)

The amount per share shown does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.01 per share.
(d)	Total return represents aggregate total return for the periods indicated.
(e)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	3/31/2023		3/31/2022		3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of year	$19.10		$20.38		$15.34	$19.62	$23.20

Income from investment operations:
Net investment income	0.18	(a)	0.17	(a)	0.11	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.10		0.93		5.31	(3.38)	0.54

Total from investment operations	0.28		1.10		5.42	(3.19)	0.78

Distributions:
Dividends from net investment income	(0.18)		(0.18)		(0.12)	(0.20)	(0.24)
Distributions from net realized gains	(0.95)		(2.20)		(0.26)	(0.89)	(4.12)

Total distributions	(1.13)		(2.38)		(0.38)	(1.09)	(4.36)

Net asset value, end of year	$18.25		$19.10		$20.38	$15.34	$19.62

Total return(b)	1.74%		5.35%		35.58%	(17.47)%	5.41%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$424,621		$440,823		$426,946	$338,270	$453,275
Ratio of operating expenses to average net assets	1.40%		1.34%		1.37%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.40%		1.39%		1.40%	1.38%	1.37%
Ratio of net investment income to average net assets	0.99	%(a)	0.77	%(a)	0.59%	0.93%	0.96%
Portfolio turnover rate	20%		20%		18%	12%	9%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 0.93% and 0.73% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	3/31/2023		3/31/2022		3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of year	$6.37		$7.76		$6.30	$8.51	$10.23

Income from investment operations:
Net investment income	0.14	(a)	0.19	(a)	0.14	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.32)		(0.02)		1.94	(1.43)	(0.15)

Total from investment operations	(0.18)		0.17		2.08	(1.23)	0.09

Distributions:
Dividends from net investment income	(0.14)		(0.20)		(0.14)	(0.19)	(0.26)
Distributions from net realized gains	(0.48)		(1.36)		(0.48)	(0.79)	(1.55)

Total distributions	(0.62)		(1.56)		(0.62)	(0.98)	(1.81)

Redemption fees	—		—		—	—	0.00	(b)

Net asset value, end of year	$5.57		$6.37		$7.76	$6.30	$8.51

Total return(c)	(2.30)%		1.97%		33.80%	(17.06)%	2.44	%(d)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$69,870		$83,978		$111,800	$109,674	$175,608
Ratio of operating expenses to average net assets	1.38%		1.34%		1.37%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.48%		1.48%		1.45%	1.42%	1.39%
Ratio of net investment income to average net assets	2.46	%(a)	2.26	%(a)	1.82%	2.20%	2.24%
Portfolio turnover rate	11%		16%		22%	7%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.21% and 2.04% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93

International Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Notes to Financial Statements

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2023. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$53,853,534	$—	$53,853,534	$—
China	300,749,578	—	300,749,578	—
Finland	41,748,025	—	41,748,025	—
France	632,287,174	20,672,377	611,614,797	—
Germany	551,276,760	26,136,806	525,139,954	—
Hong Kong	88,972,472	7,338,934	81,633,538	—
Italy	136,821,087	—	136,821,087	—
Japan	215,210,750	—	215,210,750	—
Netherlands	198,609,497	—	198,609,497	—
Philippines	5,150,033	—	5,150,033	—
Singapore	302,694,880	—	302,694,880	—
South Korea	105,476,881	—	105,476,881	—
Sweden	334,144,153	65,759,516	268,384,637	—
Switzerland	798,898,859	—	798,898,859	—
United Kingdom	913,082,799	41,366,293	871,716,506	—
All Other Countries	982,016,335	982,016,335	—	—
Preferred Stocks
Chile	23,188,475	23,188,475	—	—
Croatia	9,963,556	—	9,963,556	—
Registered Investment Company	212,638,272	212,638,272	—	—
U.S. Treasury Bill	99,875,347	—	99,875,347	—

Total Investments in Securities	6,006,658,467	1,379,117,008	4,627,541,459	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	35,170,126	—	35,170,126	—
Liability
Unrealized depreciation of forward exchange contracts	(67,087,206)	—	(67,087,206)	—

Total	$5,974,741,387	$1,379,117,008	$4,595,624,379	$—

Notes to Financial Statements

International Value Fund II – Currency Unhedged	Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$4,552,626	$—	$4,552,626	$—
China	28,028,131	—	28,028,131	—
Finland	3,482,101	—	3,482,101	—
France	60,512,550	7,000,299	53,512,251	—
Germany	38,512,639	—	38,512,639	—
Hong Kong	6,978,143	325,102	6,653,041	—
Italy	4,916,579	—	4,916,579	—
Japan	26,841,598	—	26,841,598	—
Netherlands	10,586,188	—	10,586,188	—
Philippines	2,146,711	552,865	1,593,846	—
Singapore	20,149,772	—	20,149,772	—
South Korea	14,230,586	—	14,230,586	—
Sweden	24,674,370	3,583,157	21,091,213	—
Switzerland	47,538,084	—	47,538,084	—
Taiwan	370,474	—	370,474	—
Thailand	4,926,443	—	4,926,443	—
United Kingdom	66,129,048	3,034,244	63,094,804	—
All Other Countries	70,929,845	70,929,845	—	—
Preferred Stocks
Chile	1,973,666	1,973,666	—	—
Germany	339,208	—	339,208	—
Registered Investment Company	15,677,333	15,677,333	—	—

Total	$453,496,095	$103,076,511	$350,419,584	$—

Value Fund	Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$3,804,807	$—	$3,804,807	$—
China	11,453,579	—	11,453,579	—
Finland	3,003,901	—	3,003,901	—
France	47,601,479	2,035,015	45,566,464	—
Germany	39,826,761	—	39,826,761	—
Hong Kong	5,083,500	—	5,083,500	—
Italy	3,885,307	—	3,885,307	—
Japan	21,079,023	—	21,079,023	—
Netherlands	11,767,915	—	11,767,915	—
Philippines	1,490,385	—	1,490,385	—
Singapore	8,677,357	—	8,677,357	—
South Korea	7,358,883	—	7,358,883	—
Sweden	22,708,866	4,911,109	17,797,757	—
Switzerland	28,566,389	14,454,338	14,112,051	—
United Kingdom	41,251,287	17,692,460	23,558,827	—
All Other Countries	151,723,303	151,723,303	—	—
Preferred Stock	1,033,025	1,033,025	—	—
Registered Investment Company	2,666,452	2,666,452	—	—
U.S. Treasury Bill	10,918,109	—	10,918,109	—

Total Investments in Securities	423,900,328	194,515,702	229,384,626	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	1,987,151	—	1,987,151	—
Liability
Unrealized depreciation of forward exchange contracts	(2,529,765)	—	(2,529,765)	—

Total	$423,357,714	$194,515,702	$228,842,012	$—

Notes to Financial Statements

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$493,886	$—	$493,886	$—
China	1,833,063	—	1,833,063	—
Finland	1,680,600	—	1,680,600	—
France	6,367,467	599,615	5,767,852	—
Germany	6,129,449	944,901	5,184,548	—
Hong Kong	3,420,841	—	3,420,841	—
Japan	3,636,160	—	3,636,160	—
Singapore	3,437,204	—	3,437,204	—
South Korea	1,200,180	—	1,200,180	—
Sweden	5,329,793	1,019,958	4,309,835	—
Switzerland	8,387,691	—	8,387,691	—
United Kingdom	11,694,314	698,853	10,995,461	—
All Other Countries	11,713,119	11,713,119	—	—
Registered Investment Company	4,725,913	4,725,913	—	—

Total	$70,049,680	$19,702,359	$50,347,321	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2023 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend

Notes to Financial Statements

date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2023, the Investment Adviser earned $72,772,877, $5,681,773, $5,153,678 and $888,156 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2024. For the year ended March 31, 2023, the Investment Adviser waived $126,423 in fees from International Value Fund.

Notes to Financial Statements

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2024. For the year ended March 31, 2023, the Investment Adviser waived $27,647 and $69,963 in fees from Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $135,000 annually, in quarterly increments of $33,750, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $27,000 and effective January 10, 2023, the Audit Committee Chair receives an additional annual fee of $10,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2023, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 11.3% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 36.2% of Value Fund’s outstanding shares; and two shareholders who collectively owned 25.9% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2023:

Shares Held at 3/31/22	Name of Issuer†	Value at 3/31/22	Purchase Cost	Sales Proceeds	Value at 3/31/23	Shares Held at 3/31/23	Dividend Income 4/1/22 to 3/31/23	Net Realized Gain (Loss) 4/1/22 3/31/23	Change in Net Unrealized Depreciation 4/1/22 to 3/31/23
251,390	Lassonde Industries Inc, Class A	$28,702,396	$—	$—	$19,377,844	251,390	$532,070	$—	$(9,324,552)
68,178	Phoenix Mecano AG	28,955,728	—	—	28,783,106	68,178	847,326	—	(172,622)
		$57,658,124	$—	$—	$48,160,950		$1,379,396	$—	$(9,497,174)

† Issuer countries: Canada and Switzerland, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

Notes to Financial Statements

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2023, are as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$828,921,094	$47,798,051	$78,296,620	$7,495,412
Sales	$959,025,476	$108,893,035	$83,637,385	$16,753,818

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022

International Value Fund	Shares	Amount	Shares	Amount
Sold	30,041,492	$ 788,321,158	22,490,002	$ 670,012,086
Reinvested	10,689,166	275,352,919	17,304,813	493,187,163
Redeemed	(43,657,996)	(1,147,116,549)	(34,000,476)	(1,015,307,665)
Net Increase (Decrease)	(2,927,338)	$(83,442,472)	5,794,339	$147,891,584

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	3,679,719	$ 56,757,700	4,671,606	$78,851,422
Reinvested	407,787	6,284,004	279,644	4,616,915
Redeemed	(8,128,186)	(120,691,793)	(2,866,443)	(48,010,071)
Net Increase (Decrease)	(4,040,680)	$(57,650,089)	2,084,807	$35,458,266

Value Fund	Shares	Amount	Shares	Amount
Sold	413,968	$ 7,381,973	939,346	$18,730,742
Reinvested	1,394,276	24,316,174	2,438,808	46,776,331
Redeemed	(1,616,160)	(28,874,080)	(1,250,676)	(25,720,816)
Net Increase	192,084	$ 2,824,067	2,127,478	$39,786,257

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	1,095,482	$ 6,053,020	725,038	$5,318,233
Reinvested	1,306,329	7,050,045	2,669,981	17,407,626
Redeemed	(3,040,296)	(17,237,679)	(4,624,089)	(35,494,692)
Net Decrease	(638,485)	$(4,134,614)	(1,229,070)	$(12,768,833)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2023 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$111,168,042	$7,272,995	$ 5,309,826	$1,769,716
Long-term capital gain	195,229,757	—	19,984,660	5,417,923
Total Distributions	$306,397,799	$7,272,995	$25,294,486	$7,187,639

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2022 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$ 90,369,663	$5,666,910	$ 3,766,356	$ 2,970,433
Long-term capital gain	453,148,367	—	44,707,660	14,799,450
Total Distributions	$543,518,030	$5,666,910	$48,474,016	$17,769,883

Notes to Financial Statements

As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$ 15,401,262	$ 173,918	$ 196,738	$ 128,435
Undistributed long-term capital gain	—	—	3,327,790	—
Unrealized appreciation/ (depreciation)	2,594,676,233	77,328,953	168,930,127	14,810,161
Accumulated capital and other losses	(88,220,606)	(223,208)	—	(212,825)
Total	$2,521,856,889	$77,279,663	$172,454,655	$14,725,771

The Funds may have temporary or permanent book/tax differences. Permanent differences are due to tax equalization utilized. Temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, mark-to-market on passive foreign investment companies, wash sale loss deferrals and partnership transactions. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2023, permanent book and tax basis differences resulting primarily from the utilization of equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(194,450)	$(440,391)	$(155,622)	$(7,525)
Paid-in capital	194,450	440,391	155,622	7,525

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2023, International Value Fund and International Value Fund II - Currency Unhedged had a long-term capital loss carryforward of $88,220,606 and $222,836, respectively, and Worldwide High Dividend Yield Value Fund had a short-term and a long-term capital loss carryforward of $72,517 and $140,308, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of this capital loss carryforward could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2023, International Value Fund II – Currency Unhedged utilized $10,108,431 in capital loss carry forwards.

As of March 31, 2023, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$3,403,858,946
International Value Fund II – Currency Unhedged	$376,146,254
Value Fund	$254,886,051
Worldwide High Dividend Yield Value Fund	$55,223,640

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2023 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Value Fund	$2,730,235,906	$(135,559,673)	$2,594,676,233
International Value Fund II – Currency Unhedged	119,697,760	(42,368,807)	77,328,953
Value Fund	178,104,739	(9,174,612)	168,930,127
Worldwide High Dividend Yield Value Fund	19,472,509	(4,662,348)	14,810,161

7. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund), less well established contract law; war, seizure, political and social instability and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with

Notes to Financial Statements

conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact the Funds’ portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks), with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Funds’ returns and net asset value.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

Infectious disease epidemics or pandemics such as COVID-19 can significantly impact the global economy, individual companies, and financial markets in general and throughout the world, and create significant uncertainty. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 will impact each Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

8. Derivative Instruments

During the year ended March 31, 2023, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2023, see the Portfolio of Investments.

The following summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2023:

	International Value Fund	Value Fund
Average Notional Amount Purchased	$165,888,500	$5,106,032
Average Notional Amount Sold	$3,167,466,876	$153,217,371
Notional Amount Purchased at March 31, 2023	$101,960,759	$9,006,683
Notional Amount Sold at March 31, 2023	$3,079,779,679	$167,679,702

The following table presents the value of derivatives held as of March 31, 2023, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$35,170,126	$1,987,151

Derivative	Liabilities Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$67,087,206	$2,529,765

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2023:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$247,623,482	$11,994,134

Notes to Financial Statements

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$(97,760,784)	$(4,568,082)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of March 31, 2023:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
International Value Fund
BNY	$2,902,233	$2,902,233	$—	$—
JPM	20,227,731	16,011,333	—	4,216,398
NTC	3,229,197	3,229,197	—	—
SSB	8,810,965	8,810,965	—	—
Total	$35,170,126	$30,953,728	$—	$4,216,398

Value Fund
BNY	$—	$—	$—	$—
JPM	849,423	849,423	—	—
NTC	668,312	492,990	—	175,322
SSB	469,416	300,735	—	168,681
Total	$1,987,151	$1,643,148	$—	$344,003

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of March 31, 2023:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
International Value Fund
BNY	$11,221,305	$2,902,233	$—	$8,319,072
JPM	16,011,333	16,011,333	—	—
NTC	22,659,133	3,229,197	—	19,429,936
SSB	17,195,435	8,810,965	740,000	7,644,470
Total	$67,087,206	$30,953,728	$740,000	$35,393,478

Value Fund
BNY	$753,719	$—	$—	$753,719
JPM	982,321	849,423	100,000	32,898
NTC	492,990	492,990	—	—
SSB	300,735	300,735	—	—
Total	$2,529,765	$1,643,148	$100,000	$786,617

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY Mellon (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through March 20, 2024.

During the year ended March 31, 2023, none of the Funds borrowed under the Credit Agreement.

10. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 17, 2023

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2023, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $156.2 million, $7.9 million, $92.5 million and $7.3 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2023

For shareholders who do not have a March 31, 2023 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2024 reporting the amounts and tax characterization of distributions for the 2023 calendar year.

For the fiscal year ended March 31, 2023, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

International Value Fund	$195,229,757

International Value Fund II – Currency Unhedged	$—

Value Fund	$20,131,920
Worldwide High Dividend Yield Value Fund	$5,417,923

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2023, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

International Value Fund	7.41%

International Value Fund II – Currency Unhedged	8.61%

Value Fund	39.25%
Worldwide High Dividend Yield Value Fund	24.10%

For the fiscal year ended March 31, 2023, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

International Value Fund	100%

International Value Fund II – Currency Unhedged	100%

Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2023, the gross income derived from foreign sources and foreign taxes paid were:

	International Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$169,848,072	0.7680
Foreign Taxes	11,289,365	0.0510

	International Value Fund II – Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$14,146,321	0.5074
Foreign Taxes	1,028,907	0.0369

	Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$8,203,568	0.3526
Foreign Taxes	540,219	0.0232

	Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$2,224,737	0.1773
Foreign Taxes	150,088	0.0120

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789, by visiting the Funds’ website at www.tweedy.com, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov or on the Funds’ website at www.tweedy.com/research/compliance.php.

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Company has adopted a liquidity risk management program (the “Program”) effective as of December 1, 2018. The Board of Directors (the “Board”) of the Company most recently reviewed the Company’s Program at a meeting held on December 6, 2022 (the “Meeting”). Tweedy, Browne Company LLC (the “Investment Adviser”), the investment adviser to the Company, serves as the administrator for the Company’s Program. At the Meeting, the Investment Adviser provided the Board with a report that addressed the operation and effectiveness of implementation of the Program for the period November 1, 2021 through October 31, 2022 (the “Report”).

The Report discussed the overall operation and effectiveness of the Program. The Report described the methodology under the Program for categorizing each Fund’s investments into one of the four liquidity buckets (highly liquid, moderately liquid, less liquid, and illiquid). The Report noted that each Fund continues to be “primarily invested” in highly liquid investments (a fund is “primarily invested” in highly liquid investments if at least 50% of the fund’s total net assets are represented by highly liquid investments), and that, accordingly, each Fund is not required to establish, and has not established, a “highly liquid investment minimum” as defined in the Liquidity Rule. The Report also discussed each Fund’s investment strategy and liquidity of investments; short-term and long-term cash flow projections; and holdings of cash and cash equivalents.

No significant liquidity events impacting any Fund were noted in the Report. The Report also stated that no Fund exceeded the 15% illiquid security limit imposed by the Liquidity Rule, which requires a fund to file Form N-RN with the SEC. In addition, the Report noted that there had been no material changes to the Program (other than to reference the increased amount to the revolving credit facility with BNY Mellon) and that the Investment Adviser, based on its review of the operation of the Program and the adequacy and effectiveness of its implementation, believes the Program continues to be an effective tool in seeking to manage liquidity risk and ensure compliance by the Funds with the Liquidity Rule.

Directors and Principal Officers (Unaudited)

INDEPENDENT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 81 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since 2001; Partner, Generation Partners (private equity investments) from 1995 to 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since 2015.	4	None

Jeannine G. Caruso Age: 60 Director	Since 2020	Managing Partner, Arroyo Partners LLC (consulting firm) since 2022; Partner, New Providence Asset Management from 2014 – 2021; Chief Investment Officer and Director of Investments, The Dyson Foundation from 2006-2014.	4	None

Robert C. Elliott Age: 77 Director	Since 2016	Vice Chairman, 2014-2017 and Director, 2011 to present, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 64 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from 1989 to 2015; Senior Advisor from 2015 to 2017, Royce & Associates, LP (investment adviser) (retired since January 2018).	4	None

John C. Hover II Age: 79 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	None

Thomas W. Oakley Age: 45 Director	Since 2022	Chief of Alumni Affairs, United States Military Academy (since July 2022); Assistant Professor, United States Military Academy (July 2018-July 2022)	4	None

Richard B. Salomon Age: 75 Director	Since 1996	Former attorney, Cozen O’Connor (law firm) (retired since 2019).	4	None

1	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place Stamford, CT 06902.
2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

Directors and Principal Officers (Unaudited)

INTERESTED DIRECTORS[1]
Name, Address,[2] Age and Position(s) with Company	Term of Office[3] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Jay Hill[4] Age: 47 Director	Director since 2022	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	None

Thomas H. Shrager Age: 65 President and Director	President since 2009; Director since 2008	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	Chairman and Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

Robert Q. Wyckoff, Jr. Age: 70 Chairman, Vice President and Director	Chairman and Vice President since 2016; Director since 2015	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

1

Jay Hill, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

2	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
3

Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death. Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

4	Mr. Hill’s appointment as a Director of the Company is effective August 1, 2022.

OFFICERS WHO ARE NOT DIRECTORS

Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years

Roger R. de Bree Age: 60 Treasurer	Since 2016	Managing Director (since 2020), member of the Investment Committee (since 2013), and Research Analyst (2000 to 2013), Tweedy, Browne Company LLC

Elise M. Dolan Age: 46 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013 to 2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002 to 2013)

Jason J. Minard Age: 53 Vice President	Since 2022	Managing Director (since 2021) and Executive Vice President (2013 to 2020), Tweedy, Browne Company LLC

Patricia A. Rogers Age: 56 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC

John D. Spears Age: 74 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-ANN-0323

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1) A copy of registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser and Jeannine G. Caruso are qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,400 for 2022 and $238,770 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $160,080 for 2022 and $205,080 for 2023.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2) There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $186,355 for 2022 and $274,755 for 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-

approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager Thomas H. Shrager, President (principal executive officer)

Date	May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager Thomas H. Shrager, President (principal executive officer)

Date	May 22, 2023

By (Signature and Title)*	/s/ Roger R. de Bree Roger R. de Bree, Treasurer (principal financial officer)

Date	May 22, 2023

* Print the name and title of each signing officer under his or her signature.